                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                             Nuveen Investment Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: June 30th
                                               ---------

                      Date of reporting period: December 31st, 2003
                                                ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Value and Balanced Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated December
                                               31, 2003
                                             -----------------------------------

For investors seeking long-term growth potential.

                                    [GRAPHIC]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund



[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Throughout most of the period covered by this report, your Fund benefited from a rising market. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Institutional Advisory Corp. managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I would also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed up, and they are getting their Fund information faster and more conveniently than ever.
I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 17, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                         a well-balanced portfolio...
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                          Semiannual Report | Page 1

Portfolio Manager's Comments

Nuveen NWQ Multi-Cap Value Fund

The Nuveen NWQ Multi-Cap Value Fund is subadvised by NWQ Investment Management Company, LLC (NWQ), a wholly owned subsidiary of Nuveen Investments, Inc. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance during the reporting period that ended December 31, 2003.

What kind of market environment did the Fund encounter during the six month reporting period ended December 31, 2003?

Stock investors were predominately bullish in the last six months of 2003 following the slow start and negative returns in the first quarter of the year. The heightened enthusiasm for stocks was generated by compelling valuations early in the year, increases in corporate earnings, and confidence in the strength and sustainability of the current economic expansion. Both the S&P 500 Index and Nasdaq Composite posted 15% plus gains for the six months, and the total return of each index surpassed 25% for the full year. Small capitalization stocks, as represented by the Russell 2000 Index, significantly outperformed large capitalization stocks, as represented by the Russell 1000 Index for the year, while the Russell 1000 Growth and Value Indices appreciated almost equally.

In this environment, how did the Fund perform?

We were very pleased to have generated strongly positive results for our clients for the twelve months ending December 31, 2003. The Fund's results, as well as the performance of several appropriate benchmarks (Russell 3000 Value Index, S&P 500 Index and Lipper Multi-Cap Value Funds Index), are available in the accompanying table on page 3. We credit the robust stock environment and our opportunistic purchases in the technology and finance sectors for our strong returns. The vigorous rotation into industrial cyclical stocks also benefited results.

What was your strategy in managing the Fund during the 12 month period ended December 31, 2003?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on identifying attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just their income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given recent market conditions, how did you apply this management strategy?

As discussed in our previous shareholder report commentary, we took advantage of shareholder liquidation in the technology sector by making several purchases in the area that met our investment criteria. These companies were industry leaders, had tremendous balance sheets, stabilizing fundamentals, and were selling at very depressed valuations (several below net cash). These investments rose sharply, many very significantly, and we actively eliminated those stocks where the risk/reward and valuation was no longer favorable. As of this reporting period, we continued to have significant holdings in the mortgage industry where we believe investors are
--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.



                          Semiannual Report | Page 2

Class A Shares--
One-Year Total Returns on NAV as of 12/31/03

--------------------------------------------------------------------------------


                  Nuveen NWQ Multi-Cap Value Fund/1/    47.24%
                  Russell 3000 Value Index/2/           31.14%
                  S&P 500 Index/3/                      28.68%
                  Lipper Multi-Cap Value Funds Index/4/ 32.78%
                  --------------------------------------------

underestimating the earnings sustainability of many of these companies in a rising interest rate environment. In addition, we have increased our holdings in the defense industry where we see very attractive fundamentals and valuations with favorable risk/reward.

What were some of the stocks that most helped the Fund's performance?

Although numerous holdings contributed to the Fund's strong performance in the past six months, we did see the greatest strength in our materials sector, information technology, and financial (predominately mortgage-related) stocks. Continued evidence of a strengthening global economic recovery was the catalyst for the strong appreciation in materials sector stocks. Portfolio holding Companhia Vale Do Rio Doce (RIO) was up significantly due to the increased demand for iron ore from China, the world's largest metal consuming country. Strong business trends contributed to the rise in Barrick Gold as the depreciating U.S. dollar and increased demand has driven precious metal prices up sharply.

In the finance sector, our shares in mortgage lender IndyMac Bancorp rose on solid revenue and earnings growth, while operating results at Friedman, Billings, Ramsey Group (FBR) exceeded expectations as the company's shares rose for the period. Countrywide Financial appreciated due to the expected earnings potential of its mortgage-servicing portfolio, while mortgage insurers MGIC Investment Corporation and Radian Group both appreciated considerably. A proposed merger in the banking industry also contributed to performance as portfolio holding Bank of America announced its intention to acquire portfolio holding FleetBoston Financial. Specialty lender Americredit also posted a significant gain on improving credit trends and strong growth.

In the information technology sector, improving business conditions, particularly in the Test & Measurement market, contributed to a healthy gain in Agilent Technologies, while our shares in Computer Associates advanced as well. Integrated Internet security provider, SonicWALL, was higher, while Comverse Technology appreciated due to greater earnings visibility and the more favorable outlook for communication services. The company expects to see increased demand for its voice messaging service with the strong growth in wireless traffic, and the emergence of voice-over-IP and cable telephony.

Which of your investments hurt overall Fund performance during the period?

Our position in property casualty insurer PMA Capital suffered a material loss after the company reported that it will have to take higher-than-expected additions to its reserves due to underwriting losses at its reinsurance operations. We also witnessed a decline in Quantum Corporation after the company issued a convertible bond that could potentially dilute existing shareholders by increasing the number of shares available.

--------------------------------------------------------------------------------
1Performance figures are for Class A shares at net asset value as of December
 31, 2003. Class A share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in expenses, which are primarily differences in service fees. Current performance may be more or less than the performance shown.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
4The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. An index is not available for direct investment.


                          Semiannual Report | Page 3

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/03                  Nuveen NWQ Multi-Cap Value Fund
================================================================================

       Quick Facts
                                      A Shares B Shares C Shares R Shares
       ------------------------------------------------------------------
       NAV                              $16.86   $16.81   $16.82   $16.79
       ------------------------------------------------------------------
       Latest Taxable Distribution/1/  $0.4373  $0.4373  $0.4373  $0.4373
       ------------------------------------------------------------------
       Inception Date                 12/09/02 12/09/02 12/09/02 11/04/97
       ------------------------------------------------------------------

                     Average Annual Total Returns as of 12/31/03/2/

                     A Shares                       NAV     Offer
                     ----------------------------------------------
                     1-Year                      47.24%    38.75%
                     ----------------------------------------------
                     5-Year                       13.77     12.42
                     ----------------------------------------------
                     Since Inception              12.12     11.05
                     ----------------------------------------------

                     B Shares                  w/o CDSC    w/CDSC
                     ----------------------------------------------
                     1-Year                      46.26%    42.26%
                     ----------------------------------------------
                     5-Year                       12.92     12.79
                     ----------------------------------------------
                     Since Inception              11.29     11.29
                     ----------------------------------------------

                     C Shares                       NAV
                     ----------------------------------------------
                     1-Year                      46.34%
                     ----------------------------------------------
                     5-Year                       12.93
                     ----------------------------------------------
                     Since Inception              11.30
                     ----------------------------------------------

                     R Shares                       NAV
                     ----------------------------------------------
                     1-Year                      47.79%
                     ----------------------------------------------
                     5-Year                       14.08
                     ----------------------------------------------
                     Since Inception              12.42
                     ----------------------------------------------
                     Top Five Stock Sectors/3/
                     Financials                               30%
                     ----------------------------------------------
                     Energy                                    12
                     ----------------------------------------------
                     Information Technology                    11
                     ----------------------------------------------
                     Industrials                                9
                     ----------------------------------------------
                     Materials                                  9
                     ----------------------------------------------

Portfolio Allocation/3/
                                    [CHART]

Equities                     92.70%
Short-Term Investments        7.30

              Top Five Stock Holdings/3/
              IndyMac Bancorp, Inc.                         4.84%
              ---------------------------------------------------
              Computer Associates International, Inc.        4.55
              ---------------------------------------------------
              Countrywide Financial Corporation              4.36
              ---------------------------------------------------
              Transocean Inc.                                3.59
              ---------------------------------------------------
              ConocoPhillips                                 3.35
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                           $70,588
              ---------------------------------------------------
              Beta/4/                                        1.18
              ---------------------------------------------------
              Average Market Capitalization (Stocks)  $19 billion
              ---------------------------------------------------
              Number of Stocks                                 46
              ---------------------------------------------------
              Expense Ratio/5/                              1.49%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Paid December 3, 2003. Capital gains and/or ordinary income distributions are subject to federal taxation.
2Class R share returns are actual and reflect the performance of the predecessor funds. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge
 (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
3As a percentage of total holdings as of December 31, 2003. Holdings are subject to change.
4Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
5Class A shares after credit/reimbursement annualized for the six months ended
 December 31, 2003.

                          Semiannual Report | Page 4

Portfolio Managers' Comments

for the Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds

The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
(ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Institutional Advisory Corp. (NIAC). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NIAC to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the reporting period ended December 31, 2003.

What were some of the most significant market factors affecting the Funds' performance during the reporting period ended December 31, 2003?

Stocks continued their upward climb during the six months ended December 31, 2003. At the same time, the U.S. dollar continued to decline against many world currencies, especially the euro. This had a generally favorable impact on the U.S. economy because our goods and services became less expensive for foreign consumers, who responded by buying more of them. The gross domestic product
(GDP) grew at an annual rate of 8.2% during the third quarter of 2003. It was the fastest quarterly growth since 1984 and a sharp increase over the GDP's prior performance. The rapid expansion lifted stock prices, as did expectations for continued if less robust growth in the year's fourth quarter and into 2004. Inflation, well under control, was at its lowest level in years. With prices remaining relatively stable, the Federal Reserve Board maintained the Fed Funds rate at just one percent, a 45-year low. The attractive interest-rate environment helped spur the economy's growth, as consumers continued to take advantage of low borrowing costs by refinancing mortgages and buying new automobiles. Income tax cuts, as well as cuts in taxes on stock dividends and capital gains, put sizeable amounts of money into the economy and seemingly made equities a more attractive asset class for investors, judging by the increased inflows into stock mutual funds according to the Investment Company Institute. New technology continued to generate a substantial increase in worker productivity, enabling U.S. businesses to produce more with less and grow profits. The increased productivity has been a double-edged sword, however, as companies have not needed to immediately hire more workers--a major reason why employment has remained stubbornly weak despite the stronger economy.

Meanwhile, the municipal market was relatively volatile during the past six months. Bond yields went considerably higher between August and October but ended the period only modestly higher than they were on June 30, 2003. Continued low inflation and the expectation for interest rates to remain low, helped drive the favorable total return of municipal securities.

How did the Funds perform during the past 12 months?

The table on the next page provides performance information for the three Funds (Class A shares at net asset value) for the 12 months ended December 31, 2003. The table also compares the Funds' performance to appropriate benchmarks. The Large-Cap Value Fund gained 28.51% during 2003, a solid return that was slightly better than the Fund's peer group return of 28.27%. The Fund, however, slightly underperformed its benchmarks, the Russell 1000 Value Index and the S&P 500 Index. Both of the Balanced Funds underperformed their peer group and the S&P 500 Index.

During the past 12 months, market conditions favored smaller stocks as well as fundamentally
--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.



                          Semiannual Report | Page 5

Class A Shares--
One-Year Total Returns on NAV as of 12/31/03

--------------------------------------------------------------------------------

Nuveen Large-Cap Value Fund/1/         28.51%
Lipper Large-Cap Value Funds Index/2/  28.27%
Russell 1000 Value Index/3/            30.03%
S&P 500 Index/4/                       28.68%
---------------------------------------------

Nuveen Balanced Municipal and
  Stock Fund/1/                        13.70%
Lipper Balanced Funds Index/5/         19.94%
Lehman Brothers 10-Year Municipal
  Bond Index/6/                         5.70%
S&P 500 Index/4/                       28.68%
---------------------------------------------
-------------------------------------------
---------------------------------------------

Nuveen Balanced Stock and Bond Fund/1/ 17.75%
Lipper Balanced Funds Index/5/         19.94%
Lehman Brothers Intermediate
  Treasury Index/7/                     2.11%
S&P 500 Index/4/                       28.68%
---------------------------------------------

weaker companies. For example, companies with lower credit ratings did better than those backed by higher credit ratings, and stocks with relatively high price-to-earnings ratios tended to outperform those trading at relatively lower, and in our opinion, more attractive valuations. Our investment style, while still generating strong absolute performance, was somewhat out of favor in an environment in which investors preferred lower-quality companies for their greater return potential.

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of December 31, 2003, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance.

What was your approach to managing the equity portion of the Funds?

There were no significant changes to our management strategy during the semiannual reporting period. We continued to focus on high-quality, large-cap stocks with stable businesses, growing cash flow, strong balance sheets, and strong credit ratings. We expected higher-quality companies with solid financials to maintain a long-term competitive advantage in an environment of low inflation. Also, we continued to look for large-cap stocks to enjoy an eventual return to favor, after five years of underperformance compared to small caps and in light of their increasingly attractive relative valuations.

We tended to favor stocks we believed would benefit disproportionately from increased economic activity. For example, we added a new position in Deere, a leading maker of farm equipment. In our view, as farmers' incomes increase in line with commodity prices, Deere may benefit from the increased


--------------------------------------------------------------------------------
1Performance figures are quoted for Class A shares at net asset value as of December 31, 2003. Current performance may be more or less than the performance shown.
2The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended December 31, 2003. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
3The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. An index is not available for direct investment.
4The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
5The Lipper Balanced Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended December 31, 2003. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
6The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
7The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                          Semiannual Report l Page 6
purchasing power. At the same time, we sold our position in Carnival, the nation's leading cruise operator. We bought the stock earlier in 2003 when war fears were depressing travel plans. Carnival performed well for the Funds as expectations for a rebound in travel spending increased. Once the stock reached our target price, however, we looked to redeploy the assets into large-cap stocks that we believed offered our shareholders greater value.

What were some of the stocks whose performance helped and hurt the Funds?

Cendant was a particularly strong stock for the Funds during the past six months. Cendant owns real estate agencies Coldwell Banker and Century 21, both of which benefited from the booming housing market. In addition, Cendant owns travel-related businesses such as car-rental agencies Avis and Budget, as well as the Howard Johnson, Ramada, and Travelodge hotel brands. All of these stood to gain from a pick-up in spending on travel.

With the increased strength in consumer confidence and the perceived benefits of the tax cuts, our holdings in the retail sector contributed positively to performance. Particularly, the positions in Target, Lowes, and Staples helped the Funds. In addition, the Funds continued to benefit from a longstanding position in Koninklijke (Royal) Phillips Electronics, a leading maker of semiconductors and consumer electronics products. Demand for both product lines has been very high, propelling Phillips's earnings and stock price.

On the negative side, there were no major stock problems during the reporting period. However, our investment in Verizon, the nation's largest telephone service provider, did prove to be somewhat disappointing for the Funds' performance. The long-term outlook for the regulated telephone business was not as positive as previously thought because of new threats from new technology and tough competition. In addition, FirstEnergy was a negative contributor due to legal issues and problems with the deregulation of utility rates in Ohio. Both stocks are no longer in the Funds.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

The portfolio's allocation to municipal securities fell slightly during the past six months, from 55% to 53%, reflecting the appreciation of our stock holdings. Our management focus was on the short-intermediate part of the yield curve, especially in the 10- to 15-year range, where we identified potential value. In particular, we favored general obligation and other tax-backed bonds, which we believed were attractively priced and would benefit in line with a continued economic rebound. Throughout the period, the Fund's holdings were well diversified, reflecting a broad allocation to bonds of various sectors and credit ratings.



                          Semiannual Report | Page 7

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/03                      Nuveen Large-Cap Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $22.79   $22.43   $22.39   $22.84
         --------------------------------------------------------------
         Inception Date              8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

                     Average Annual Total Returns as of 12/31/03/1/

                     A Shares                       NAV     Offer
                     ----------------------------------------------
                     1-Year                      28.51%    21.09%
                     ----------------------------------------------
                     5-Year                        2.99      1.78
                     ----------------------------------------------
                     Since Inception               8.65      7.79
                     ----------------------------------------------
                     B Shares                  w/o CDSC    w/CDSC
                     ----------------------------------------------
                     1-Year                      27.59%    23.59%
                     ----------------------------------------------
                     5-Year                        2.25      2.08
                     ----------------------------------------------
                     Since Inception               7.87      7.87
                     ----------------------------------------------
                     C Shares                       NAV
                     ----------------------------------------------
                     1-Year                      27.58%
                     ----------------------------------------------
                     5-Year                        2.26
                     ----------------------------------------------
                     Since Inception               7.85
                     ----------------------------------------------
                     R Shares                       NAV
                     ----------------------------------------------
                     1-Year                      28.85%
                     ----------------------------------------------
                     5-Year                        3.25
                     ----------------------------------------------
                     Since Inception               8.94
                     ----------------------------------------------
                     Top Five Stock Sectors/2/
                     Financials                               27%
                     ----------------------------------------------
                     Consumer Discretionary                    20
                     ----------------------------------------------
                     Energy                                    11
                     ----------------------------------------------
                     Industrials                               10
                     ----------------------------------------------
                     Healthcare                                 9
                     ----------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities               97.93%
Short-Term Investments  2.07

               Top Five Stock Holdings/2/
               Citigroup Inc.                               4.74%
               --------------------------------------------------
               Bank of America Corporation                   4.48
               --------------------------------------------------
               BP plc                                        4.01
               --------------------------------------------------
               Wells Fargo & Company                         3.51
               --------------------------------------------------
               ConocoPhillips                                3.49
               --------------------------------------------------

               Portfolio Statistics
               Net Assets ($000)                         $603,045
               --------------------------------------------------
               Beta/3/                                       0.92
               --------------------------------------------------
               Average Market Capitalization (Stocks) $70 billion
               --------------------------------------------------
               Average P/E (Stocks)                          21.9
               --------------------------------------------------
               Number of Stocks                                46
               --------------------------------------------------
               Expense Ratio/4/                             1.40%
               --------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among share classes.
 Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
2As a percentage of total holdings as of December 31, 2003. Holdings are subject to change.
3Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement annualized for the six months ended
 December 31, 2003.

                          Semiannual Report | Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/03         Nuveen Balanced Municipal and Stock Fund
================================================================================

       Quick Facts
                                     A Shares B Shares C Shares R Shares
       -----------------------------------------------------------------
       NAV                             $22.01   $23.04   $23.02   $21.62
       -----------------------------------------------------------------
       Latest Tax-Exempt Dividend/1/  $0.0300  $0.0175  $0.0175  $0.0335
       -----------------------------------------------------------------
       Inception Date                 8/07/96  8/07/96  8/07/96  8/07/96
       -----------------------------------------------------------------

                     Average Annual Total Returns as of 12/31/03/2/

                     A Shares                       NAV     Offer
                     ----------------------------------------------
                     1-Year                      13.70%     7.16%
                     ----------------------------------------------
                     5-Year                        2.03      0.83
                     ----------------------------------------------
                     Since Inception               5.64      4.80
                     ----------------------------------------------

                     B Shares                  w/o CDSC    w/CDSC
                     ----------------------------------------------
                     1-Year                      12.89%     8.89%
                     ----------------------------------------------
                     5-Year                        1.29      1.11
                     ----------------------------------------------
                     Since Inception               4.88      4.88
                     ----------------------------------------------

                     C Shares                       NAV
                     ----------------------------------------------
                     1-Year                      12.90%
                     ----------------------------------------------
                     5-Year                        1.28
                     ----------------------------------------------
                     Since Inception               4.87
                     ----------------------------------------------

                     R Shares                       NAV
                     ----------------------------------------------
                     1-Year                      14.00%
                     ----------------------------------------------
                     5-Year                        2.28
                     ----------------------------------------------
                     Since Inception               5.91
                     ----------------------------------------------
                     Top Five Stock Sectors/3/
                     Financials                               13%
                     ----------------------------------------------
                     Consumer Discretionary                     9
                     ----------------------------------------------
                     Energy                                     5
                     ----------------------------------------------
                     Industrials                                5
                     ----------------------------------------------
                     Healthcare                                 4
                     ----------------------------------------------

Portfolio Allocation/3/
                                    [CHART]

Municipal Bonds                 53.29%
Equities                        45.62
Short-Term Investments           1.09

               Top Five Stock Holdings/3/
               Citigroup Inc.                               2.19%
               --------------------------------------------------
               Bank of America Corporation                   2.07
               --------------------------------------------------
               BP plc                                        1.88
               --------------------------------------------------
               Wells Fargo & Company                         1.62
               --------------------------------------------------
               American International Group, Inc.            1.58
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                          $93,142
               --------------------------------------------------
               Average Market Capitalization (Stocks) $70 billion
               --------------------------------------------------
               Average P/E (Stocks)                          22.1
               --------------------------------------------------
               Number of Stocks                                46
               --------------------------------------------------
               Duration (Bonds)                              4.02
               --------------------------------------------------
               Expense Ratio/4/                             1.24%
               --------------------------------------------------

                         Yields/5/

                         A Shares            NAV  Offer
                         ------------------------------
                         SEC 30-Day        1.69% 1.59%
                         ------------------------------
                         Distribution Rate  1.64  1.55
                         ------------------------------

                         B Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.04%
                         ------------------------------
                         Distribution Rate  0.91
                         ------------------------------

                         C Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.05%
                         ------------------------------
                         Distribution Rate  0.91
                         ------------------------------

                         R Shares            NAV
                         ------------------------------
                         SEC 30-Day        2.04%
                         ------------------------------
                         Distribution Rate  1.86
                         ------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Paid December 29, 2003. This is the latest monthly tax-exempt dividend declared during the period ended December 31, 2003. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2Returns reflect differences in sales charges and expenses among share classes.
 Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
3As a percentage of total holdings as of December 31, 2003. Holdings are subject to change.
4Class A shares after credit/reimbursement annualized for the six months ended
 December 31, 2003.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                          Semiannual Report | Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/03              Nuveen Balanced Stock and Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $24.42   $24.42   $24.43   $24.42
         --------------------------------------------------------------
         Inception Date              8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

                     Average Annual Total Returns as of 12/31/03/1/

                     A Shares                       NAV     Offer
                     ----------------------------------------------
                     1-Year                      17.75%    10.99%
                     ----------------------------------------------
                     5-Year                        3.97      2.74
                     ----------------------------------------------
                     Since Inception               7.81      6.95
                     ----------------------------------------------

                     B Shares                  w/o CDSC    w/CDSC
                     ----------------------------------------------
                     1-Year                      16.89%    12.89%
                     ----------------------------------------------
                     5-Year                        3.19      3.02
                     ----------------------------------------------
                     Since Inception               7.02      7.02
                     ----------------------------------------------

                     C Shares                       NAV
                     ----------------------------------------------
                     1-Year                      16.83%
                     ----------------------------------------------
                     5-Year                        3.20
                     ----------------------------------------------
                     Since Inception               7.02
                     ----------------------------------------------

                     R Shares                       NAV
                     ----------------------------------------------
                     1-Year                      18.04%
                     ----------------------------------------------
                     5-Year                        4.22
                     ----------------------------------------------
                     Since Inception               8.08
                     ----------------------------------------------
                     Top Five Stock Sectors/2/
                     Financials                               17%
                     ----------------------------------------------
                     Consumer Discretionary                    13
                     ----------------------------------------------
                     Energy                                     7
                     ----------------------------------------------
                     Industrials                                6
                     ----------------------------------------------
                     Healthcare                                 6
                     ----------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities                        62.80%
U.S. Government Obligations     34.16
Short-Term Investments           3.04

               Top Five Stock Holdings/2/
               Citigroup Inc.                               3.05%
               --------------------------------------------------
               Bank of America Corporation                   2.59
               --------------------------------------------------
               BP plc                                        2.49
               --------------------------------------------------
               ConocoPhillips                                2.18
               --------------------------------------------------
               American International Group, Inc.            2.15
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                          $65,180
               --------------------------------------------------
               Average Market Capitalization (Stocks) $69 billion
               --------------------------------------------------
               Average P/E (Stocks)                          22.3
               --------------------------------------------------
               Number of Stocks                                46
               --------------------------------------------------
               Duration (Bonds)                              4.16
               --------------------------------------------------
               Expense Ratio/3/                             1.25%
               --------------------------------------------------

                         Yields/4/

                         A Shares             NAV Offer
                         ------------------------------
                         SEC 30-Day         0.61% 0.57%
                         ------------------------------
                         Distribution Rate   1.90  1.79
                         ------------------------------

                         B Shares             NAV
                         ------------------------------
                         SEC 30-Day        -0.08%
                         ------------------------------
                         Distribution Rate   1.17
                         ------------------------------

                         C Shares             NAV
                         ------------------------------
                         SEC 30-Day        -0.08%
                         ------------------------------
                         Distribution Rate   1.17
                         ------------------------------

                         R Shares             NAV
                         ------------------------------
                         SEC 30-Day         0.90%
                         ------------------------------
                         Distribution Rate   2.14
                         ------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among share classes.
 Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
2As a percentage of total holdings as of December 31, 2003. Holdings are subject to change.
3Class A shares after credit/reimbursement annualized for the six months ended
 December 31, 2003.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                          Semiannual Report | Page 10

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 28, 2003, at The Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                            Nuveen
                                       Nuveen             Balanced    Nuveen
                                   NWQ Multi-     Nuveen Municipal  Balanced
    Approval of the Board Members   Cap Value  Large-Cap   & Stock   Stock &
    was reached as follows:              Fund Value Fund      Fund Bond Fund
    -----------------------------------------------------------------------
    William E. Bennett
     For                              429,093 16,903,047 2,707,901 1,636,634
     Withhold                         925,927    531,577    95,905    50,991
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Robert P. Bremner
     For                              429,093 16,922,413 2,710,141 1,636,646
     Withhold                         925,927    512,211    93,665    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Lawrence H. Brown
     For                              429,093 16,899,348 2,705,077 1,636,646
     Withhold                         925,927    535,276    98,729    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Jack B. Evans
     For                              429,093 16,925,916 2,707,121 1,636,646
     Withhold                         925,927    508,708    96,685    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Anne E. Impellizzeri
     For                              441,541 16,893,436 2,706,735 1,634,634
     Withhold                         913,479    541,188    97,071    52,991
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    William L. Kissick
     For                              429,093 16,892,588 2,705,358 1,636,646
     Withhold                         925,927    542,036    98,448    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Thomas E. Leafstrand
     For                              429,093 16,882,255 2,708,381 1,636,646
     Withhold                         925,927    552,369    95,425    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Peter R. Sawers
     For                              429,093 16,914,163 2,708,103 1,634,847
     Withhold                         925,927    520,461    95,703    52,778
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    William J. Schneider
     For                              429,093 16,921,504 2,710,144 1,636,646
     Withhold                         925,927    513,120    93,662    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------

----
11

Shareholder
               Meeting Report (continued)

    -----------------------------------------------------------------------
                                                            Nuveen
                                       Nuveen             Balanced    Nuveen
                                   NWQ Multi-     Nuveen Municipal  Balanced
    Approval of the Board Members   Cap Value  Large-Cap   & Stock   Stock &
    was reached as follows:              Fund Value Fund      Fund Bond Fund
    -----------------------------------------------------------------------
    Timothy R. Schwertfeger
     For                              429,228 16,914,302 2,708,776 1,636,646
     Withhold                         925,792    520,322    95,030    50,979
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Judith M. Stockdale
     For                              441,541 16,896,695 2,705,750 1,635,332
     Withhold                         913,479    537,929    98,056    52,293
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    Sheila W. Wellington
     For                              441,541 16,892,996 2,703,990 1,632,176
     Withhold                         913,479    541,628    99,816    55,449
    -----------------------------------------------------------------------
    Total                           1,355,020 17,434,624 2,803,806 1,687,625
    -----------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     lending*
     For                            1,202,895 12,418,372 1,911,406 1,345,490
     Against                           17,431    841,081   101,747    61,679
     Abstain                            2,531    741,419   152,426   136,674
     Broker Non-Vote                  500,844  3,433,752   638,227   401,824
    -----------------------------------------------------------------------
    Total                           1,723,701 17,434,624 2,803,806 1,945,667
    -----------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     borrowing*
     For                                   -- 12,348,932 2,026,931 1,339,876
     Against                               --    872,825   113,405    59,731
     Abstain                               --    779,115   182,766   144,236
     Broker Non-Vote                       --  3,433,752   588,534   401,824
    -----------------------------------------------------------------------
    Total                                  -- 17,434,624 2,911,636 1,945,667
    -----------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     diversification*
     For                            1,204,435         --        --        --
     Against                           16,102         --        --        --
     Abstain                            2,320         --        --        --
     Broker Non-Vote                  500,844         --        --        --
    -----------------------------------------------------------------------
    Total                           1,723,701         --        --        --
    -----------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     borrowing and senior
     securities*
     For                            1,201,713         --        --        --
     Against                           18,824         --        --        --
     Abstain                            2,320         --        --        --
     Broker Non-Vote                  500,844         --        --        --
    -----------------------------------------------------------------------
    Total                           1,723,701         --        --        --
    -----------------------------------------------------------------------

----
12

    ----------------------------------------------------------------------------
                                                               Nuveen
                                       Nuveen                Balanced    Nuveen
                                   NWQ Multi-        Nuveen Municipal  Balanced
                                    Cap Value     Large-Cap   & Stock   Stock &
                                         Fund    Value Fund      Fund Bond Fund
    ----------------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     industry concentrations*
     For                            1,209,471            --        --        --
     Against                           11,225            --        --        --
     Abstain                            2,161            --        --        --
     Broker Non-Vote                  500,844            --        --        --
    ----------------------------------------------------------------------------
    Total                           1,723,701            --        --        --
    ----------------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     real estate*
     For                            1,203,366            --        --        --
     Against                           17,349            --        --        --
     Abstain                            2,142            --        --        --
     Broker Non-Vote                  500,844            --        --        --
    ----------------------------------------------------------------------------
    Total                           1,723,701            --        --        --
    ----------------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     commodities*
     For                            1,201,942            --        --        --
     Against                           18,314            --        --        --
     Abstain                            2,601            --        --        --
     Broker Non-Vote                  500,844            --        --        --
    ----------------------------------------------------------------------------
    Total                           1,723,701            --        --        --
    ----------------------------------------------------------------------------
    To approve a change to a
     fundamental investment
     restriction with respect to
     open-end funds*
     For                            1,203,313            --        --        --
     Against                           16,784            --        --        --
     Abstain                            2,760            --        --        --
     Broker Non-Vote                  500,844            --        --        --
    ----------------------------------------------------------------------------
    Total                           1,723,701            --        --        --
    ----------------------------------------------------------------------------

* For each Fund, the shareholder meetings were convened on July 28, 2003, but were adjourned to September 10, 2003 for the Nuveen Multi-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund. At the July 28, 2003 meeting for the Nuveen Large-Cap Value Fund, sufficient votes were received on all proposals and all proposals passed. The vote totals shown reflect the totals received as of July 28, 2003. At the September 10, 2003 reconvened meeting for the Nuveen Multi-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund, sufficient votes were received on all proposals and all proposals passed. The vote totals shown reflect the totals received as of September 10, 2003.

----
13

Portfolio of Investments (Unaudited)
NUVEEN NWQ MULTI-CAP VALUE FUND
December 31, 2003


                                                                    Market
 Shares Description                                                  Value
--------------------------------------------------------------------------
        COMMON STOCKS - 92.2%

        Consumer Discretionary - 5.7%

 90,000 Delphi Corporation                                 $       918,900

145,032 Liberty Media Corporation - Class A #                    1,724,430

111,700 Toys "R" Us, Inc. #                                      1,411,888
--------------------------------------------------------------------------
        Consumer Staples - 7.5%

 40,000 Albertson's, Inc.                                          906,000

 39,700 Altria Group, Inc.                                       2,160,474

 27,400 Loews Corporation                                        1,354,930

 40,000 Safeway Inc. #                                             876,400
--------------------------------------------------------------------------
        Energy - 12.4%

 35,840 ConocoPhillips                                           2,350,029

 39,500 Kerr-McGee Corporation                                   1,836,355

 46,000 Noble Energy, Inc.                                       2,043,780

105,000 Transocean Inc. #                                        2,521,050
--------------------------------------------------------------------------
        Financials - 30.1%

 77,200 AmeriCredit Corp. #                                      1,229,796

 93,000 Aon Corporation                                          2,226,420

 10,867 Bank of America Corporation                                874,033

 40,400 Countrywide Financial Corporation                        3,064,340

 25,100 Fannie Mae                                               1,884,006

 45,400 FelCor Lodging Trust Inc. #                                503,032

 15,000 FleetBoston Financial Corporation                          654,750

 28,470 Friedman, Billings, Ramsey Group, Inc. - Class A           657,088

 31,800 The Hartford Financial Services Group, Inc.              1,877,154

 90,600 IndyMac Bancorp, Inc.                                    2,698,974

 20,000 J.P. Morgan Chase & Co.                                    734,600

 31,900 MFA Mortgage Investments, Inc.                             311,025

 27,000 MGIC Investment Corporation                              1,537,380

 61,000 PMA Capital Corporation - Class A #                        312,320

 12,000 Radian Group Inc.                                          585,000

125,000 Travelers Property Casualty Corp. - Class A              2,097,500
--------------------------------------------------------------------------
        Healthcare - 4.1%

 23,500 Aetna Inc.                                               1,588,130

 29,600 HCA Inc.                                                 1,271,616
--------------------------------------------------------------------------
        Industrials - 9.4%

 27,300 Lockheed Martin Corporation                              1,403,220

 23,900 Northrop Grumman Corporation                             2,284,840

 77,900 Raytheon Company                                         2,340,116

  9,100 Ingersoll Rand Company                                     617,708

----
14

                                                                         Market
      Shares Description                                                  Value
-------------------------------------------------------------------------------
             Information Technology - 11.0%

      55,000 Agilent Technologies, Inc. #                       $     1,608,200

     116,800 Computer Associates International, Inc.                  3,193,312

      77,200 Comverse Technology, Inc. #                              1,357,948

     385,000 Quantum Corporation #                                    1,201,200

      55,000 SonicWALL, Inc. #                                          429,000
-------------------------------------------------------------------------------
             Materials - 8.7%

      85,000 Barrick Gold Corporation                                 1,930,350

      34,000 Bowater Incorporated                                     1,574,540

       8,300 Companhia Vale do Rio Doce, ADR                            485,550

      55,000 Packaging Corp of America                                1,202,300

      70,000 Sappi Limited, Sponsored ADR                               956,900
-------------------------------------------------------------------------------
             Telecommunications Services - 2.0%

      67,300 Sprint Corporation                                       1,105,066

       5,200 Telephone and Data Systems, Inc.                           325,260
-------------------------------------------------------------------------------
             Utilities - 1.3%

      22,500 DTE Energy Company                                         886,500
-------------------------------------------------------------------------------
             Total Common Stock (cost $54,532,452)                   65,113,410
             ------------------------------------------------------------------

   Principal                                                             Market
Amount (000) Description                                                  Value
-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 7.3%

    $  5,129 State Street Bank Repurchase Agreement, 0.720%,
              stated 12/31/03, due 1/02/04, repurchase price
              $5,129,205, collateralized by U.S. Treasury Bonds       5,129,000
------------ ------------------------------------------------------------------
             Total Short-Term Investments (cost $5,129,000)           5,129,000
             ------------------------------------------------------------------
             Total Investments (cost $59,661,452) - 99.5%            70,242,410
             ------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                       345,828
             ------------------------------------------------------------------
             Net Assets - 100%                                  $    70,588,238
             ------------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
15

Portfolio of Investments (Unaudited)
NUVEEN LARGE-CAP VALUE FUND
December 31, 2003

                                                                Market
   Shares Description                                            Value
----------------------------------------------------------------------
          COMMON STOCKS - 98.6%

          Consumer Discretionary - 20.2%
  348,150 Clear Channel Communications, Inc.           $    16,303,865

  544,589 Comcast Corporation - Class A #                   17,900,640
  150,099 Gannett Co., Inc.                                 13,382,827
   25,150 Johnson Controls, Inc.                             2,920,418
  487,082 Koninklijke (Royal) Philips Electronics N.V.      14,169,215
1,142,250 Liberty Media Corporation - Class A #             13,581,353
  155,500 Lowe's Companies, Inc.                             8,613,145
  311,750 Masco Corporation                                  8,545,068
  268,050 Staples, Inc. #                                    7,317,765
  229,050 Target Corporation                                 8,795,520
  552,450 Time Warner Inc. #                                 9,938,576
----------------------------------------------------------------------
          Consumer Staples - 4.8%
  181,200 The Clorox Company                                 8,799,072
  132,000 The Estee Lauder Companies Inc. - Class A          5,182,320
  327,400 PepsiCo, Inc.                                     15,263,388
----------------------------------------------------------------------
          Energy - 11.3%
  493,150 BP plc, Sponsored ADR                             24,336,953
  323,034 ConocoPhillips                                    21,181,339
  207,250 Noble Corporation #                                7,415,405
  355,350 Occidental Petroleum Corporation                  15,009,984
----------------------------------------------------------------------
          Financials - 27.4%
  315,600 American International Group, Inc.                20,917,968
  338,050 Bank of America Corporation                       27,189,362
  593,061 Citigroup Inc.                                    28,787,181
  125,750 The Goldman Sachs Group, Inc.                     12,415,298
  328,900 MBNA Corporation                                   8,173,165
  377,956 MetLife, Inc.                                     12,725,779
  298,750 Morgan Stanley                                    17,288,663
  951,306 Travelers Property Casualty Corp. - Class A       15,962,915
  361,600 Wells Fargo & Company                             21,294,624
----------------------------------------------------------------------
          Healthcare - 9.1%
  287,550 Abbott Laboratories                               13,399,830
  250,650 Aventis S.A., Sponsored ADR                       16,608,069
  283,150 Caremark Rx, Inc. #                                7,172,190
  134,200 MedImmune, Inc. #                                  3,408,680
  403,500 Pfizer Inc.                                       14,255,655
----------------------------------------------------------------------
          Industrials - 10.2%
  837,150 Cendant Corporation #                             18,643,331
   34,600 Deere & Company                                    2,250,730
  223,300 Lockheed Martin Corporation                       11,477,620
  450,600 Tyco International Ltd.                           11,940,900
  182,500 United Technologies Corporation                   17,295,525

----
16

                                                                         Market
      Shares Description                                                  Value
-------------------------------------------------------------------------------
             Information Technology - 3.5%

      68,800 Agilent Technologies, Inc. #                       $     2,011,712

     475,511 Hewlett-Packard Company                                 10,922,488

     589,650 Motorola, Inc.                                           8,296,376
-------------------------------------------------------------------------------
             Materials - 4.5%

      62,850 Air Products and Chemicals, Inc.                         3,320,366

     201,300 Alcan Inc.                                               9,451,035

     319,150 E.I. du Pont de Nemours and Company                     14,645,794
-------------------------------------------------------------------------------
             Telecommunication Services - 2.7%

     584,650 BellSouth Corporation                                   16,545,593
-------------------------------------------------------------------------------
             Utilities - 4.9%

     293,350 Entergy Corporation                                     16,759,081

     289,000 Public Service Enterprise Group Incorporated            12,658,200
-------------------------------------------------------------------------------
             Total Common Stock (cost $464,135,099)                 594,474,983
             -----------------------------------------------------------------

   Principal                                                             Market
Amount (000) Description                                                  Value
-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.1%

    $ 12,586 State Street Bank Repurchase Agreement, 0.720%,
              stated 12/31/03, due 1/02/04, repurchase price
              $12,586,503, collateralized by U.S. Treasury
              Bonds                                                  12,586,000
------------ -----------------------------------------------------------------
             Total Short-Term Investments (cost $12,586,000)         12,586,000
             -----------------------------------------------------------------
             Total Investments (cost $476,721,099) - 100.7%         607,060,983
             -----------------------------------------------------------------
             Other Assets Less Liabilities - (0.7)%                 (4,015,539)
             -----------------------------------------------------------------
             Net Assets - 100%                                  $   603,045,444
             -----------------------------------------------------------------

           #  Non-income producing.



                                See accompanying notes to financial statements.

----
17

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
December 31, 2003

                                                              Market
Shares Description                                             Value
--------------------------------------------------------------------
       COMMON STOCKS - 45.1%
       Consumer Discretionary - 9.3%
24,600 Clear Channel Communications, Inc.           $      1,152,018

39,275 Comcast Corporation - Class A #                     1,290,969
10,643 Gannett Co., Inc.                                     948,930
 1,950 Johnson Controls, Inc.                                226,434
34,654 Koninklijke (Royal) Philips Electronics N.V.        1,008,085
85,100 Liberty Media Corporation - Class A #               1,011,839
11,050 Lowe's Companies, Inc.                                612,060
21,400 Masco Corporation                                     586,574
19,100 Staples, Inc. #                                       521,430

15,967 Target Corporation                                    613,133

38,900 Time Warner Inc. #                                    699,811
--------------------------------------------------------------------
       Consumer Staples - 2.2%
12,700 The Clorox Company                                    616,712
 9,500 The Estee Lauder Companies Inc. - Class A             372,970

22,400 PepsiCo, Inc.                                       1,044,288
--------------------------------------------------------------------
       Energy - 5.1%
35,150 BP plc, Sponsored ADR                               1,734,653
22,145 ConocoPhillips                                      1,452,048
14,500 Noble Corporation #                                   518,810

24,000 Occidental Petroleum Corporation                    1,013,760
--------------------------------------------------------------------
       Financials - 12.4%
21,950 American International Group, Inc.                  1,454,846
23,750 Bank of America Corporation                         1,910,213
41,610 Citigroup Inc.                                      2,019,749
 8,900 The Goldman Sachs Group, Inc.                         878,697
22,800 MBNA Corporation                                      566,580
26,951 MetLife, Inc.                                         907,440
21,150 Morgan Stanley                                      1,223,951
69,059 Travelers Property Casualty Corp. - Class A         1,158,810

25,350 Wells Fargo & Company                               1,492,862
--------------------------------------------------------------------
       Healthcare - 4.2%
21,050 Abbott Laboratories                                   980,930
17,400 Aventis S.A., Sponsored ADR                         1,152,924
20,300 Caremark Rx, Inc. #                                   514,199
 9,750 MedImmune, Inc. #                                     247,650

28,450 Pfizer Inc.                                         1,005,139
--------------------------------------------------------------------
       Industrials - 4.7%
58,900 Cendant Corporation #                               1,311,703
 2,500 Deere & Company                                       162,625
15,900 Lockheed Martin Corporation                           817,260
31,750 Tyco International Ltd.                               841,375
12,850 United Technologies Corporation                     1,217,795

----
18

                                                             Market
Shares Description                                            Value
-------------------------------------------------------------------
       Information Technology - 1.6%
 5,100 Agilent Technologies, Inc. #                 $       149,124
33,551 Hewlett-Packard Company                              770,666
43,350 Motorola, Inc.                                       609,935
-------------------------------------------------------------------
       Materials - 2.1%
 4,450 Air Products and Chemicals, Inc.                     235,094
14,200 Alcan Inc.                                           666,690
22,650 E.I. du Pont de Nemours and Company                1,039,409
-------------------------------------------------------------------
       Telecommunication Services - 1.3%

43,150 BellSouth Corporation                              1,221,145
-------------------------------------------------------------------
       Utilities - 2.2%
20,500 Entergy Corporation                                1,171,165
20,200 Public Service Enterprise Group Incorporated         884,760
-------------------------------------------------------------------
       Total Common Stock (cost $32,065,895)             42,037,260
       ------------------------------------------------------------

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 52.7%

             Alabama - 0.5%
    $    455 Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds, Series 1994A,
              6.625%, 8/15/08 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Arizona - 0.2%
         140 Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue
              Refunding Bonds, Salt River Project, Series 1993B, 5.250%, 1/01/11
---------------------------------------------------------------------------------------------------------------------
             California - 7.0%
       2,495 Escondido, California, FNMA Multifamily Housing Revenue Refunding Bonds, Morning View Terrace
              Apartments, Series 1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)
         735 Northern California Power Agency, Geothermal Project 3 Revenue Bonds, Series 1993, 5.650%, 7/01/07
         250 Orange County, California, Refunding Recovery Bonds, Series 1995A, 6.000%, 6/01/10 - MBIA Insured
       1,495 Palmdale Civic Authority, California, Revenue Bonds, Civic Center Refinancing, Series 1997A,
              5.375%, 7/01/12 - MBIA Insured
       1,000 San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999,
              5.700%, 9/01/11
---------------------------------------------------------------------------------------------------------------------
             Colorado - 4.0%
       1,000 City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1996B, 5.625%, 11/15/08
              (Alternative Minimum Tax) - MBIA Insured
       1,000 City and County of Denver, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects,
              Series 1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured
       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A,
              0.000%, 1/01/12 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
             Connecticut - 3.6%
       1,075 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1996B-2,
              5.750%, 11/15/08 (Alternative Minimum Tax)
         695 Connecticut Health and Educational Facilities Authority Revenue Bonds, Hospital for Special Care Issue,
              Series 1997B, 5.125%, 7/01/07
       1,485 Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim
              Park Baptist Home, Inc. Project, Series 1998A, 4.875%, 12/01/07

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 52.7%

Alabama - 0.5%
Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds, Series 1994A,                      8/05 at 100.00
 6.625%, 8/15/08 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
Arizona - 0.2%
Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue         1/04 at 101.00
 Refunding Bonds, Salt River Project, Series 1993B, 5.250%, 1/01/11
------------------------------------------------------------------------------------------------------------------------
California - 7.0%
Escondido, California, FNMA Multifamily Housing Revenue Refunding Bonds, Morning View Terrace            7/05 at 101.50
 Apartments, Series 1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)
Northern California Power Agency, Geothermal Project 3 Revenue Bonds, Series 1993, 5.650%, 7/01/07         No Opt. Call
Orange County, California, Refunding Recovery Bonds, Series 1995A, 6.000%, 6/01/10 - MBIA Insured          No Opt. Call
Palmdale Civic Authority, California, Revenue Bonds, Civic Center Refinancing, Series 1997A,             7/07 at 102.00
 5.375%, 7/01/12 - MBIA Insured
San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999,             9/09 at 101.00
 5.700%, 9/01/11
------------------------------------------------------------------------------------------------------------------------
Colorado - 4.0%
City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1996B, 5.625%, 11/15/08       11/06 at 102.00
 (Alternative Minimum Tax) - MBIA Insured
City and County of Denver, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects,      1/09 at 101.00
 Series 1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured
Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A,                   No Opt. Call
 0.000%, 1/01/12 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
Connecticut - 3.6%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1996B-2,           2/04 at 100.00
 5.750%, 11/15/08 (Alternative Minimum Tax)
Connecticut Health and Educational Facilities Authority Revenue Bonds, Hospital for Special Care Issue,    No Opt. Call
 Series 1997B, 5.125%, 7/01/07
Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim        12/06 at 103.00
 Park Baptist Home, Inc. Project, Series 1998A, 4.875%, 12/01/07

                                                                                                                     Market
Description                                                                                             Ratings**     Value
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 52.7%

Alabama - 0.5%
Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds, Series 1994A,                           AAA   491,810
 6.625%, 8/15/08 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------
Arizona - 0.2%
Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue               AA   141,862
 Refunding Bonds, Salt River Project, Series 1993B, 5.250%, 1/01/11
---------------------------------------------------------------------------------------------------------------------------
California - 7.0%
Escondido, California, FNMA Multifamily Housing Revenue Refunding Bonds, Morning View Terrace                 AAA 2,637,514
 Apartments, Series 1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)
Northern California Power Agency, Geothermal Project 3 Revenue Bonds, Series 1993, 5.650%, 7/01/07             A-   816,953
Orange County, California, Refunding Recovery Bonds, Series 1995A, 6.000%, 6/01/10 - MBIA Insured             AAA   296,553
Palmdale Civic Authority, California, Revenue Bonds, Civic Center Refinancing, Series 1997A,                  AAA 1,674,460
 5.375%, 7/01/12 - MBIA Insured
San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999,                 Baa3 1,068,950
 5.700%, 9/01/11
---------------------------------------------------------------------------------------------------------------------------
Colorado - 4.0%
City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1996B, 5.625%, 11/15/08             AAA 1,095,430
 (Alternative Minimum Tax) - MBIA Insured
City and County of Denver, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects,           AAA 1,136,960
 Series 1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured
Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A,                      AAA 1,469,520
 0.000%, 1/01/12 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------
Connecticut - 3.6%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1996B-2,                AAA 1,094,845
 5.750%, 11/15/08 (Alternative Minimum Tax)
Connecticut Health and Educational Facilities Authority Revenue Bonds, Hospital for Special Care Issue,       Ba1   672,023
 Series 1997B, 5.125%, 7/01/07
Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim             BBB+ 1,564,254
 Park Baptist Home, Inc. Project, Series 1998A, 4.875%, 12/01/07

----
19

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
December 31, 2003

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.6%

             District of Columbia, General Obligation Refunding Bonds, Series 1994A-1:
    $    245  6.500%, 6/01/10 - MBIA Insured
         255  6.500%, 6/01/10 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
             Georgia - 1.7%

       2,000 Fulton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc.
              Project, Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

          25 Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 1996A-2,
              5.875%, 12/01/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Idaho - 0.7%

         650 Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Illinois - 4.7%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979,
              7.500%, 8/01/10 - FGIC Insured

             Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago
             Project, Series 1998:
         270  5.200%, 8/01/11
         200  5.250%, 8/01/12
         580  5.300%, 8/01/13

       1,160 Illinois Health Facilities Authority, Revenue Bonds, St. Elizabeth's Hospital of Chicago, Inc., Series 1985,
              7.250%, 7/01/05 (Pre-refunded to 7/01/04)

         825 Illinois Health Facilities Authority, Revenue Bonds, Central DuPage Health System, Wyndemere
              Retirement Community Project, Series 1992, 5.750%, 11/01/22 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries Project,
              Series 1997A, 6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.0%

       1,885 Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
              Project, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield
              Healthcare Corporation Issue, Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

         685 Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%,
              1/01/17 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
             Michigan - 0.4%

         540 Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated
              Group, Series 1998A, 5.000%, 8/15/13
--------------------------------------------------------------------------------------------------------------------------
             Mississippi - 2.0%

             Jones County, Mississippi, Hospital Revenue Refunding Bonds, South Central Regional Medical Center
             Project, Series 1997:
       1,285  5.350%, 12/01/10
         500  5.400%, 12/01/11
--------------------------------------------------------------------------------------------------------------------------
             Nevada - 1.3%

         460 Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West,
              Series 1994A, 5.000%, 7/01/20 - AMBAC Insured

         690 Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.6%

       1,450 New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, New Hampshire
              College, Series 1997, 6.200%, 1/01/12

                                                                                                               Optional Call
Description                                                                                                      Provisions*
-----------------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.6%

District of Columbia, General Obligation Refunding Bonds, Series 1994A-1:
 6.500%, 6/01/10 - MBIA Insured                                                                                No Opt. Call
 6.500%, 6/01/10 - MBIA Insured                                                                                No Opt. Call
-----------------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Fulton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc.         5/08 at 101.00
 Project, Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 1996A-2,                          6/06 at 102.00
 5.875%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
Idaho - 0.7%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09            1/07 at 102.00
 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
Illinois - 4.7%

Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979,               No Opt. Call
 7.500%, 8/01/10 - FGIC Insured

Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago
Project, Series 1998:
 5.200%, 8/01/11                                                                                             8/08 at 100.00
 5.250%, 8/01/12                                                                                             8/08 at 100.00
 5.300%, 8/01/13                                                                                             8/08 at 100.00

Illinois Health Facilities Authority, Revenue Bonds, St. Elizabeth's Hospital of Chicago, Inc., Series 1985,  7/04 at 102.00
 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Central DuPage Health System, Wyndemere                  5/04 at 101.00
 Retirement Community Project, Series 1992, 5.750%, 11/01/22 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------
Maine - 0.3%

Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries Project,              3/07 at 102.00
 Series 1997A, 6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts - 3.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill                   12/08 at 102.00
 Project, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield                   7/06 at 102.00
 Healthcare Corporation Issue, Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%,                       1/04 at 100.00
 1/01/17 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated           8/08 at 101.00
 Group, Series 1998A, 5.000%, 8/15/13
-----------------------------------------------------------------------------------------------------------------------------
Mississippi - 2.0%

Jones County, Mississippi, Hospital Revenue Refunding Bonds, South Central Regional Medical Center
Project, Series 1997:
 5.350%, 12/01/10                                                                                           12/07 at 100.00
 5.400%, 12/01/11                                                                                           12/07 at 100.00
-----------------------------------------------------------------------------------------------------------------------------
Nevada - 1.3%

Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West,                     7/04 at 102.00
 Series 1994A, 5.000%, 7/01/20 - AMBAC Insured

Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15              4/07 at 102.00
 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.6%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, New Hampshire                1/07 at 102.00
 College, Series 1997, 6.200%, 1/01/12

Description                                                                                                  Ratings**
-----------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.6%

District of Columbia, General Obligation Refunding Bonds, Series 1994A-1:
 6.500%, 6/01/10 - MBIA Insured                                                                                   AAA
 6.500%, 6/01/10 - MBIA Insured                                                                                   AAA
-----------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Fulton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc.                B
 Project, Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 1996A-2,                               AAA
 5.875%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Idaho - 0.7%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09                 Aa3
 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Illinois - 4.7%

Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979,                  AAA
 7.500%, 8/01/10 - FGIC Insured

Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago
Project, Series 1998:
 5.200%, 8/01/11                                                                                                 Baa2
 5.250%, 8/01/12                                                                                                 Baa2
 5.300%, 8/01/13                                                                                                 Baa2

Illinois Health Facilities Authority, Revenue Bonds, St. Elizabeth's Hospital of Chicago, Inc., Series 1985,    N/R***
 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Central DuPage Health System, Wyndemere                       AAA
 Retirement Community Project, Series 1992, 5.750%, 11/01/22 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
Maine - 0.3%

Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries Project,                   AAA
 Series 1997A, 6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
Massachusetts - 3.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill                         BBB
 Project, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield                        AAA
 Healthcare Corporation Issue, Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%,                            AAA
 1/01/17 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated                Ba3
 Group, Series 1998A, 5.000%, 8/15/13
-----------------------------------------------------------------------------------------------------------------------
Mississippi - 2.0%

Jones County, Mississippi, Hospital Revenue Refunding Bonds, South Central Regional Medical Center
Project, Series 1997:
 5.350%, 12/01/10                                                                                                BBB+
 5.400%, 12/01/11                                                                                                BBB+
-----------------------------------------------------------------------------------------------------------------------
Nevada - 1.3%

Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West,                          AAA
 Series 1994A, 5.000%, 7/01/20 - AMBAC Insured

Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15                   Aa3
 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.6%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, New Hampshire                    BBB-
 College, Series 1997, 6.200%, 1/01/12

                                                                                                                      Market
Description                                                                                                            Value
----------------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.6%

District of Columbia, General Obligation Refunding Bonds, Series 1994A-1:
 6.500%, 6/01/10 - MBIA Insured                                                                             $       297,447
 6.500%, 6/01/10 - MBIA Insured                                                                                     306,719
----------------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Fulton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc.              1,557,680
 Project, Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 1996A-2,                                  25,061
 5.875%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Idaho - 0.7%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09                   680,739
 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Illinois - 4.7%

Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979,                  1,268,339
 7.500%, 8/01/10 - FGIC Insured

Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago
Project, Series 1998:
 5.200%, 8/01/11                                                                                                    282,596
 5.250%, 8/01/12                                                                                                    208,470
 5.300%, 8/01/13                                                                                                    602,359

Illinois Health Facilities Authority, Revenue Bonds, St. Elizabeth's Hospital of Chicago, Inc., Series 1985,       1,217,791
 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Central DuPage Health System, Wyndemere                         835,824
 Retirement Community Project, Series 1992, 5.750%, 11/01/22 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------
Maine - 0.3%

Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries Project,                     287,393
 Series 1997A, 6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------
Massachusetts - 3.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill                         1,823,247
 Project, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield                          279,333
 Healthcare Corporation Issue, Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%,                              697,536
 1/01/17 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated                  376,304
 Group, Series 1998A, 5.000%, 8/15/13
----------------------------------------------------------------------------------------------------------------------------
Mississippi - 2.0%

Jones County, Mississippi, Hospital Revenue Refunding Bonds, South Central Regional Medical Center
Project, Series 1997:
 5.350%, 12/01/10                                                                                                 1,325,028
 5.400%, 12/01/11                                                                                                   511,955
----------------------------------------------------------------------------------------------------------------------------
Nevada - 1.3%

Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West,                            475,231
 Series 1994A, 5.000%, 7/01/20 - AMBAC Insured

Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15                     727,308
 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.6%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, New Hampshire                     1,495,182
 College, Series 1997, 6.200%, 1/01/12

----
20

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             New York - 7.8%

    $  1,000 City University of New York, New York, Certificates of Participation, John Jay College of Criminal
              Justice Refunding Project, Series 1995A, 6.000%, 8/15/06

         500 Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds,
              Series 1993O, 5.750%, 7/01/07

         250 City of New York, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11

         500 City of New York, New York, General Obligation Bonds, Fiscal Series 1997I, 6.000%, 4/15/09

       1,000 City of New York, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10

         285 New York State Urban Development Corporation, State Facilities Revenue Refunding Bonds,
              Series 1995, 6.250%, 4/01/06

       1,700 New York State Urban Development Corporation, Project Revenue Bonds, Cornell Center Grant,
              Series 1993, 5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,
              Series 1997, 6.500%, 4/01/07
-------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.0%

       1,455 North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1980,
              10.500%, 1/01/10
-------------------------------------------------------------------------------------------------------------------
             Ohio - 3.4%

       1,750 Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery
              Worldwide Airlines, Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       1,500 Lorain County, Ohio, Health Care Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A,
              5.375%, 2/01/12
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.2%

       1,000 Oklahoma State Industries Authority, Health System Revenue Refunding Bonds, Integris Baptist
              Medical Center, Series 1995D, 6.000%, 8/15/07 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.9%

         760 Providence, Rhode Island, General Obligation Bonds, Series 1997A, 6.000%, 7/15/09 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.0%

       1,000 Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,
              5.875%, 12/01/19

         775 Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-
              Backed Bonds, Series 2001B, 6.000%, 5/15/22
-------------------------------------------------------------------------------------------------------------------
             Texas - 2.6%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate
              Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)

         250 San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 1996, 5.700%, 7/01/09
              (Alternative Minimum Tax) - FGIC Insured

         105 Texas Department of Housing, Single Family Mortgage Revenue Bonds, Series 1996E,
              5.750%, 3/01/10 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 Utah State Board of Regents, Student Loan Revenue Bonds, Series 1995N, 6.000%, 5/01/08
              (Alternative Minimum Tax) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Washington - 1.0%

         800 Washington Public Power Supply System, Nuclear Project 3 Revenue Refunding Bonds, Series 1996A,
              5.700%, 7/01/09 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
    $ 47,370 Total Municipal Bonds (cost $47,613,151)
-------------------------------------------------------------------------------------------------------------------
------------

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
New York - 7.8%

City University of New York, New York, Certificates of Participation, John Jay College of Criminal       No Opt. Call       AA-
 Justice Refunding Project, Series 1995A, 6.000%, 8/15/06

Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds,              No Opt. Call       AAA
 Series 1993O, 5.750%, 7/01/07

City of New York, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11           11/06 at 101.50         A

City of New York, New York, General Obligation Bonds, Fiscal Series 1997I, 6.000%, 4/15/09             4/07 at 101.00         A

City of New York, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10             8/07 at 101.00         A

New York State Urban Development Corporation, State Facilities Revenue Refunding Bonds,                  No Opt. Call       AA-
 Series 1995, 6.250%, 4/01/06

New York State Urban Development Corporation, Project Revenue Bonds, Cornell Center Grant,             1/04 at 101.00       AA-
 Series 1993, 5.900%, 1/01/07

New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,           No Opt. Call       AA-
 Series 1997, 6.500%, 4/01/07
--------------------------------------------------------------------------------------------------------------------------------
North Carolina - 2.0%

North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1980,                    No Opt. Call       AAA
 10.500%, 1/01/10
--------------------------------------------------------------------------------------------------------------------------------
Ohio - 3.4%

Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery        No Opt. Call       BB+
 Worldwide Airlines, Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

Lorain County, Ohio, Health Care Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A,  2/08 at 101.00       BBB
 5.375%, 2/01/12
--------------------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.2%

Oklahoma State Industries Authority, Health System Revenue Refunding Bonds, Integris Baptist             No Opt. Call       AAA
 Medical Center, Series 1995D, 6.000%, 8/15/07 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.9%

Providence, Rhode Island, General Obligation Bonds, Series 1997A, 6.000%, 7/15/09 - FSA Insured        7/07 at 101.00       AAA
--------------------------------------------------------------------------------------------------------------------------------
South Carolina - 2.0%

Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,   12/12 at 101.00       AA-
 5.875%, 12/01/19

Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-             5/11 at 101.00       BBB
 Backed Bonds, Series 2001B, 6.000%, 5/15/22
--------------------------------------------------------------------------------------------------------------------------------
Texas - 2.6%

Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate              11/08 at 100.00       Aa3
 Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)

San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 1996, 5.700%, 7/01/09             7/06 at 101.00       AAA
 (Alternative Minimum Tax) - FGIC Insured

Texas Department of Housing, Single Family Mortgage Revenue Bonds, Series 1996E,                       9/06 at 102.00       AAA
 5.750%, 3/01/10 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Utah - 0.2%

Utah State Board of Regents, Student Loan Revenue Bonds, Series 1995N, 6.000%, 5/01/08                11/05 at 102.00       AAA
 (Alternative Minimum Tax) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Washington - 1.0%

Washington Public Power Supply System, Nuclear Project 3 Revenue Refunding Bonds, Series 1996A,        7/06 at 102.00       AAA
 5.700%, 7/01/09 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (cost $47,613,151)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Market
Description                                                                                                     Value
---------------------------------------------------------------------------------------------------------------------
New York - 7.8%

City University of New York, New York, Certificates of Participation, John Jay College of Criminal    $     1,101,150
 Justice Refunding Project, Series 1995A, 6.000%, 8/15/06

Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds,                   564,615
 Series 1993O, 5.750%, 7/01/07

City of New York, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11                   268,060

City of New York, New York, General Obligation Bonds, Fiscal Series 1997I, 6.000%, 4/15/09                    557,860

City of New York, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10                  1,080,980

New York State Urban Development Corporation, State Facilities Revenue Refunding Bonds,                       312,998
 Series 1995, 6.250%, 4/01/06

New York State Urban Development Corporation, Project Revenue Bonds, Cornell Center Grant,                  1,722,423
 Series 1993, 5.900%, 1/01/07

New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,              1,625,881
 Series 1997, 6.500%, 4/01/07
---------------------------------------------------------------------------------------------------------------------
North Carolina - 2.0%

North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1980,                       1,831,190
 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------------
Ohio - 3.4%

Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery           1,689,135
 Worldwide Airlines, Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

Lorain County, Ohio, Health Care Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A,       1,513,050
 5.375%, 2/01/12
---------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.2%

Oklahoma State Industries Authority, Health System Revenue Refunding Bonds, Integris Baptist                1,128,450
 Medical Center, Series 1995D, 6.000%, 8/15/07 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.9%

Providence, Rhode Island, General Obligation Bonds, Series 1997A, 6.000%, 7/15/09 - FSA Insured               864,948
---------------------------------------------------------------------------------------------------------------------
South Carolina - 2.0%

Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,         1,123,620
 5.875%, 12/01/19

Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-                    734,754
 Backed Bonds, Series 2001B, 6.000%, 5/15/22
---------------------------------------------------------------------------------------------------------------------
Texas - 2.6%

Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate                    2,064,540
 Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)

San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 1996, 5.700%, 7/01/09                    272,578
 (Alternative Minimum Tax) - FGIC Insured

Texas Department of Housing, Single Family Mortgage Revenue Bonds, Series 1996E,                              111,843
 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
Utah - 0.2%

Utah State Board of Regents, Student Loan Revenue Bonds, Series 1995N, 6.000%, 5/01/08                        212,912
 (Alternative Minimum Tax) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
Washington - 1.0%

Washington Public Power Supply System, Nuclear Project 3 Revenue Refunding Bonds, Series 1996A,               887,470
 5.700%, 7/01/09 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (cost $47,613,151)                                                                   49,111,133
---------------------------------------------------------------------------------------------------------------------


----
21

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
December 31, 2003

   Principal                                                                                                               Market
Amount (000) Description                                                                                    Ratings**       Value
---------------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 1.1%

    $  1,000 City of New York, New York, General Obligation Bonds, Variable Rate Demand Obligation Bonds,         A-1 $ 1,000,000
              Series 2002A-7, 1.050%, 11/01/24 - AMBAC Insured +
---------------------------------------------------------------------------------------------------------------------------------
    $  1,000 Total Short-Term Investments (cost $1,000,000)                                                             1,000,000
---------------------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $80,679,046) - 98.9%                                                              92,148,393
             --------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.1%                                                                         993,665
             --------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                        $93,142,058
             --------------------------------------------------------------------------------------------------------------------

           #  Non-income producing.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
22

Portfolio of Investments (Unaudited)
NUVEEN BALANCED STOCK AND BOND FUND
December 31, 2003

                                                             Market
Shares Description                                            Value
-------------------------------------------------------------------
       COMMON STOCKS - 62.4%

       Consumer Discretionary - 13.1%
23,250 Clear Channel Communications, Inc.           $     1,088,798

39,120 Comcast Corporation - Class A #                    1,285,874
10,744 Gannett Co., Inc.                                    957,935
 1,850 Johnson Controls, Inc.                               214,822
33,211 Koninklijke (Royal) Philips Electronics N.V.         966,108
87,150 Liberty Media Corporation - Class A #              1,036,214
11,200 Lowe's Companies, Inc.                               620,368
21,450 Masco Corporation                                    587,945
18,900 Staples, Inc. #                                      515,970

15,933 Target Corporation                                   611,827
36,750 Time Warner Inc. #                                   661,132
-------------------------------------------------------------------
       Consumer Staples - 3.0%
13,050 The Clorox Company                                   633,708
 9,000 The Estee Lauder Companies Inc. - Class A            353,340
21,400 PepsiCo, Inc.                                        997,668
-------------------------------------------------------------------
       Energy - 6.9%
32,650 BP plc, Sponsored ADR                              1,611,278
21,505 ConocoPhillips                                     1,410,083
13,400 Noble Corporation #                                  479,452
23,100 Occidental Petroleum Corporation                     975,744
-------------------------------------------------------------------
       Financials - 16.9%
21,000 American International Group, Inc.                 1,391,880
20,850 Bank of America Corporation                        1,676,966
40,624 Citigroup Inc.                                     1,971,889
 9,100 The Goldman Sachs Group, Inc.                        898,443
23,100 MBNA Corporation                                     574,035
25,200 MetLife, Inc.                                        848,484
20,200 Morgan Stanley                                     1,168,974
63,386 Travelers Property Casualty Corp. - Class A        1,063,617
23,600 Wells Fargo & Company                              1,389,804
-------------------------------------------------------------------
       Healthcare - 5.8%
19,500 Abbott Laboratories                                  908,700
16,700 Aventis S.A., Sponsored ADR                        1,106,542
20,550 Caremark Rx, Inc. #                                  520,532
 9,700 MedImmune, Inc. #                                    246,380
28,000 Pfizer Inc.                                          989,240
-------------------------------------------------------------------
       Industrials - 6.3%
56,200 Cendant Corporation #                              1,251,574
 2,350 Deere & Company                                      152,868
14,900 Lockheed Martin Corporation                          765,860
29,950 Tyco International Ltd.                              793,675
12,213 United Technologies Corporation                    1,157,426

----
23

Portfolio of Investments (Unaudited)
NUVEEN BALANCED STOCK AND BOND FUND (continued)
December 31, 2003

                                                                         Market
      Shares Description                                                  Value
-------------------------------------------------------------------------------
             Information Technology - 2.3%

       4,900 Agilent Technologies, Inc. #                       $       143,276

      34,101 Hewlett-Packard Company                                    783,300

      41,850 Motorola, Inc.                                             588,830
-------------------------------------------------------------------------------
             Materials - 3.4%

       4,300 Air Products and Chemicals, Inc.                           227,169

      21,350 Alcan Inc.                                               1,002,383

      21,200 E.I. du Pont de Nemours and Company                        972,868
-------------------------------------------------------------------------------
             Telecommunication Services - 1.7%

      38,350 BellSouth Corporation                                    1,085,305
-------------------------------------------------------------------------------
             Utilities - 3.0%

      19,600 Entergy Corporation                                      1,119,748
      19,350 Public Service Enterprise Group Incorporated               847,530
-------------------------------------------------------------------------------
             Total Common Stock (cost $35,861,014)                   40,655,564
             ------------------------------------------------------------------

   Principal                                                             Market
Amount (000) Description                                                  Value
-------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 33.9%

             U.S. Treasury Bonds - 6.9%

    $  2,650 7.250%, 5/15/16                                          3,306,601

       1,095 6.000%, 2/15/26                                          1,214,638
-------------------------------------------------------------------------------
             U.S. Treasury Notes - 27.0%

       1,575 4.750%, 2/15/04                                          1,582,506

       2,550 7.875%, 11/15/04                                         2,696,727

       2,885 6.500%, 5/15/05                                          3,084,247

       2,840 7.000%, 7/15/06                                          3,182,021

       3,225 4.750%, 11/15/08                                         3,453,524

       3,215 5.750%, 8/15/10                                          3,605,821
-------------------------------------------------------------------------------
    $ 20,035 Total U.S. Government and Agency Obligations            22,126,085
              (cost $16,155,599)
-------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 3.0%

    $  1,968 State Street Bank Repurchase Agreement, 0.720%,
              stated 12/31/03, due 1/02/04, repurchase price
              $1,968,079, collateralized by U.S. Treasury Bonds       1,968,000
-------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $1,968,000)           1,968,000
             ------------------------------------------------------------------
             Total Investments (cost $53,984,613) - 99.3%            64,749,649
             ------------------------------------------------------------------
             Other Assets Less Liabilities - 0.7%                       430,678
             ------------------------------------------------------------------
             Net Assets - 100%                                  $    65,180,327
             ------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
24

Statement of Assets and Liabilities (Unaudited)
December 31, 2003

                                                               Multi-Cap      Large-Cap      Municipal     Stock and
                                                                   Value          Value      and Stock          Bond
---------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $59,661,452,
 $476,721,099, $80,679,046 and $53,984,613, respectively)    $70,242,410  $607,060,983   $ 92,148,393   $64,749,649
Cash                                                                 201           337        896,957           391
Receivables:
 Dividends                                                       123,400       381,255         27,384        26,188
 Interest                                                            103           252        938,264       309,506
 Investments sold                                                     --       592,716        326,036        46,036
 Reclaims                                                            837       226,103         19,258        14,500
 Shares sold                                                     401,944       148,643         43,230       508,564
Other assets                                                      58,963       137,450         26,708        22,024
---------------------------------------------------------------------------------------------------------------------
   Total assets                                               70,827,858   608,547,739     94,426,230    65,676,858
---------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                           158,605     3,185,000        231,301       203,648
 Shares redeemed                                                   1,500     1,097,481        857,558       165,063
Accrued expenses:
 Management fees                                                  47,646       413,777         67,571        34,334
 12b-1 distribution and service fees                              13,989       185,909         40,886        25,248
 Other                                                            17,809       619,342         86,856        68,238
Dividends payable                                                     71           786             --            --
---------------------------------------------------------------------------------------------------------------------
   Total liabilities                                             239,620     5,502,295      1,284,172       496,531
---------------------------------------------------------------------------------------------------------------------
Net assets                                                   $70,588,238  $603,045,444   $ 93,142,058   $65,180,327
---------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $27,430,914  $477,580,455   $ 59,137,062   $35,543,146
Shares outstanding                                             1,627,397    20,955,240      2,686,279     1,455,569
Net asset value per share                                    $     16.86  $      22.79   $      22.01   $     24.42
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $     17.89  $      24.18   $      23.35   $     25.91
---------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 2,829,012  $ 59,466,370   $ 24,817,381   $13,198,508
Shares outstanding                                               168,274     2,651,760      1,077,104       540,473
Net asset value and offering price per share                 $     16.81  $      22.43   $      23.04   $     24.42
---------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 8,537,431  $ 46,304,938   $  8,475,788   $ 8,184,780
Shares outstanding                                               507,627     2,067,926        368,225       334,981
Net asset value and offering price per share                 $     16.82  $      22.39   $      23.02   $     24.43
---------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $31,790,881  $ 19,693,681   $    711,827   $ 8,253,893
Shares outstanding                                             1,892,982       862,405         32,928       338,038
Net asset value and offering price per share                 $     16.79  $      22.84   $      21.62   $     24.42
---------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $59,997,875  $572,669,161   $ 96,917,556   $59,764,765
Undistributed (Over-distribution of) net investment income         8,612         2,301          8,697      (319,019)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                       793   (99,965,902)   (15,253,542)   (5,030,455)
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies  10,580,958   130,339,884     11,469,347    10,765,036
---------------------------------------------------------------------------------------------------------------------
Net assets                                                   $70,588,238  $603,045,444   $ 93,142,058   $65,180,327
---------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
25

Statement of Operations (Unaudited)
Six Months Ended December 31, 2003

                                      Multi-Cap    Large-Cap   Municipal   Stock and
                                          Value        Value   and Stock        Bond
------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $3,393, $65,566,
 $4,704 and $4,605, respectively)   $  374,666  $ 5,275,516  $  394,104  $  368,346
Interest                                27,610       49,324   1,375,522     560,312
------------------------------------------------------------------------------------
Total investment income                402,276    5,324,840   1,769,626     928,658
------------------------------------------------------------------------------------
Expenses
Management fees                        198,299    2,374,482     354,205     239,869
12b-1 service fees - Class A            16,580      566,298      73,927      45,034
12b-1 distribution and service
 fees - Class B                          6,491      281,871     128,278      63,543
12b-1 distribution and service
 fees - Class C                         15,985      217,271      44,758      38,392
Shareholders' servicing agent fees
 and expenses                           25,042      543,525      48,695      48,458
Custodian's fees and expenses           11,704       74,162      34,711      30,576
Trustees' fees and expenses              1,494       15,117       3,276       1,811
Professional fees                       11,262       39,235      11,098       3,319
Shareholders' reports - printing
 and mailing expenses                   14,625      212,988      21,710      20,028
Federal and state registration fees     31,089       23,694      18,047      17,342
Other expenses                           1,216       14,851       2,017       1,180
------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                         333,787    4,363,494     740,722     509,552
 Custodian fee credit                     (159)         (28)     (1,170)        (10)
 Expense reimbursement                      --           --     (21,416)    (42,753)
------------------------------------------------------------------------------------
Net expenses                           333,628    4,363,466     718,136     466,789
------------------------------------------------------------------------------------
Net investment income                   68,648      961,374   1,051,490     461,869
------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments
 and foreign currency transactions   1,442,268   22,639,792   2,093,696   1,799,257
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   7,297,711   55,265,631   3,422,132   2,904,299
------------------------------------------------------------------------------------
Net gain                             8,739,979   77,905,423   5,515,828   4,703,556
------------------------------------------------------------------------------------
Net increase in net assets from
 operations                         $8,808,627  $78,866,797  $6,567,318  $5,165,425
------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
26

Statement of Changes in Net Assets (Unaudited)

                                                                                    Multi-Cap Value
                                                                       ----------------------------------------
                                                                                Six For the Period
                                                                             Months        4/01/03
                                                                              Ended        through    Year Ended
                                                                           12/31/03        6/30/03      3/31/03*
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $    68,648     $    38,548  $   145,183
Net realized gain (loss) from investments and foreign currency
 transactions                                                            1,442,268         122,796      304,040
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                              7,297,711       5,973,382   (5,274,898)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    8,808,627       6,134,726   (4,825,675)
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                   (27,746)             --           (4)
 Class B                                                                        --              --           --
 Class C                                                                        --              --           --
 Class R                                                                   (98,494)             --     (210,892)
From accumulated net realized gains from investments:
 Class A                                                                  (650,859)             --           --
 Class B                                                                   (61,582)             --           --
 Class C                                                                  (178,376)             --           --
 Class R                                                                  (810,096)             --           --
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (1,827,153)             --     (210,896)
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                        34,234,473       5,366,743   10,856,508
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                           1,620,258              --      209,644
-----------------------------------------------------------------------------------------------------------------
                                                                        35,854,731       5,366,743   11,066,152
Cost of shares redeemed                                                 (4,366,048)     (1,494,636)  (9,423,469)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      31,488,683       3,872,107    1,642,683
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   38,470,157      10,006,833   (3,393,888)
Net assets at the beginning of period                                   32,118,081      22,111,248   25,505,136
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $70,588,238     $32,118,081  $22,111,248
-----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                             $     8,612     $    66,204  $    27,656
-----------------------------------------------------------------------------------------------------------------

                                                                             Large-Cap Value
                                                                       ---------------------------
                                                                                 Six
                                                                              Months
                                                                               Ended     Year Ended
                                                                            12/31/03        6/30/03
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $    961,374  $   1,798,484
Net realized gain (loss) from investments and foreign currency
 transactions                                                            22,639,792   (102,927,030)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                              55,265,631     43,579,772
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    78,866,797    (57,548,774)
---------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                 (1,759,494)    (1,595,633)
 Class B                                                                         --             --
 Class C                                                                         --             --
 Class R                                                                   (114,953)      (101,587)
From accumulated net realized gains from investments:
 Class A                                                                         --             --
 Class B                                                                         --             --
 Class C                                                                         --             --
 Class R                                                                         --             --
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (1,874,447)    (1,697,220)
---------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                         15,711,901     87,633,689
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                            1,179,812      1,104,303
---------------------------------------------------------------------------------------------------
                                                                         16,891,713     88,737,992
Cost of shares redeemed                                                 (49,950,409)  (192,651,951)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (33,058,696)  (103,913,959)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    43,933,654   (163,159,953)
Net assets at the beginning of period                                   559,111,790    722,271,743
---------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $603,045,444  $ 559,111,790
---------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                             $      2,301  $     915,032
---------------------------------------------------------------------------------------------------

* Information represents the changes in net assets of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.

                                See accompanying notes to financial statements.

----
27

                                                                                Municipal and Stock
                                                                            --------------------------
                                                                                      Six
                                                                                   Months
                                                                                    Ended    Year Ended
                                                                                 12/31/03       6/30/03
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  1,051,490  $  2,160,209
Net realized gain (loss) from investments and foreign currency transactions    2,093,696   (10,792,040)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                    3,422,132     7,224,223
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                    6,567,318    (1,407,608)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (856,022)   (1,755,276)
 Class B                                                                        (123,705)     (376,218)
 Class C                                                                         (43,301)     (123,905)
 Class R                                                                         (12,736)      (24,004)
From accumulated net realized gains from
 investments:
 Class A                                                                              --            --
 Class B                                                                              --            --
 Class C                                                                              --            --
 Class R                                                                              --            --
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,035,764)   (2,279,403)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                               4,037,711     5,250,088
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                            790,675     1,560,296
--------------------------------------------------------------------------------------------------------
                                                                               4,828,386     6,810,384
Cost of shares redeemed                                                      (13,345,937)  (20,873,670)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                           (8,517,551)  (14,063,286)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (2,985,997)  (17,750,297)
Net assets at the beginning of period                                         96,128,055   113,878,352
--------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $ 93,142,058  $ 96,128,055
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                     $      8,697  $     (7,029)
--------------------------------------------------------------------------------------------------------

                                                                                  Stock and Bond
                                                                            -------------------------
                                                                                     Six
                                                                                  Months
                                                                                   Ended    Year Ended
                                                                                12/31/03       6/30/03
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $   461,869  $    972,480
Net realized gain (loss) from investments and foreign currency transactions   1,799,257    (6,256,468)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                   2,904,299     4,273,544
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                   5,165,425    (1,010,444)
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                       (351,583)     (737,489)
 Class B                                                                        (79,599)     (145,321)
 Class C                                                                        (48,845)      (89,537)
 Class R                                                                        (86,413)     (137,291)
From accumulated net realized gains from
 investments:
 Class A                                                                             --      (104,998)
 Class B                                                                             --       (33,635)
 Class C                                                                             --       (19,497)
 Class R                                                                             --       (16,128)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                  (566,440)   (1,283,896)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                              5,221,935     9,965,412
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                           542,056       850,593
------------------------------------------------------------------------------------------------------
                                                                              5,763,991    10,816,005
Cost of shares redeemed                                                      (8,777,351)  (12,911,626)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                          (3,013,360)   (2,095,621)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         1,585,625    (4,389,961)
Net assets at the beginning of period                                        63,594,702    67,984,663
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $65,180,327  $ 63,594,702
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                     $  (319,019) $   (214,448)
------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
28

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

After the close of business on December 6, 2002, Multi-Cap Value acquired all of the net assets of the PBHG Special Equity Fund ("PBHG Fund") pursuant to a Plan of Reorganization ("Reorganization") previously approved by the shareholders of the PBHG Fund. The acquisition was accomplished by a one for one tax-free exchange of Class R Shares of Multi-Cap Value for the 1,915,116 outstanding shares of the PBHG Fund on December 6, 2002. The PBHG Fund's net assets of $22,711,952 at that date, including $1,704,328 of net unrealized depreciation, were combined with Multi-Cap Value's net assets of $4,000 ($1,000 of each Class A, B, C and R shares). The aggregate net assets of Multi-Cap Value immediately following the acquisition were $22,715,952. Multi-Cap Value commenced operations on December 9, 2002. For accounting purposes, Multi-Cap Value retained the performance and accounting history of the PBHG Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.). As part of the Reorganization, and as previously approved by the Board of Trustees, Multi-Cap Value changed its fiscal year-end from March 31 to June 30 upon completion of the March 31, 2003 fiscal year-end.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in an attempt to preserve capital, enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery and when-issued purchase commitments. At December 31, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared monthly as a dividend for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders


----
29
not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of ordinary taxable income, tax-exempt net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax when received by the Fund, to retain such tax-exempt status when distributed to shareholders of the Fund.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that each Fund invests in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund


----
30
records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts, during the six months ended December 31, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                               Multi-Cap Value
                                                                    ----------------------------------------------
                                                                                                For the Period
                                                                       Six Months Ended        4/01/03 through
                                                                           12/31/03                6/30/03
                                                                    ----------------------  ---------------------
                                                                      Shares      Amount     Shares      Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                           1,326,233  $20,998,230   300,816  $ 4,078,246
  Class B                                                             154,336    2,410,301    12,529      177,169
  Class C                                                             493,352    7,766,931    28,279      398,477
  Class R                                                             198,372    3,059,011    51,612      712,851
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                              37,791      602,949        --           --
  Class B                                                               3,213       50,990        --           --
  Class C                                                               5,328       84,612        --           --
  Class R                                                              55,165      881,707        --           --
-------------------------------------------------------------------------------------------------------------------
                                                                    2,273,790   35,854,731   393,236    5,366,743
-------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                             (60,685)    (958,238)   (2,271)     (33,729)
  Class B                                                              (2,476)     (38,129)   (1,031)     (15,063)
  Class C                                                             (19,493)    (309,459)       --           --
  Class R                                                            (198,893)  (3,060,222) (107,396)  (1,445,844)
-------------------------------------------------------------------------------------------------------------------
                                                                     (281,547)  (4,366,048) (110,698)  (1,494,636)
-------------------------------------------------------------------------------------------------------------------
Net increase                                                        1,992,243  $31,488,683   282,538  $ 3,872,107
-------------------------------------------------------------------------------------------------------------------

                                                                    ----------------------

                                                                          Year Ended
                                                                           3/31/03*
                                                                    ---------------------
                                                                       Shares       Amount
------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             54,681  $   658,284
  Class B                                                              1,703       20,270
  Class C                                                                161        1,993
  Class R                                                            791,727   10,175,961
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 --           --
  Class B                                                                 --           --
  Class C                                                                 --           --
  Class R                                                             17,874      209,644
------------------------------------------------------------------------------------------
                                                                     866,146   11,066,152
------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (29,168)    (333,415)
  Class B                                                                 --           --
  Class C                                                                 --           --
  Class R                                                           (747,605)  (9,090,054)
------------------------------------------------------------------------------------------
                                                                    (776,773)  (9,423,469)
------------------------------------------------------------------------------------------
Net increase                                                          89,373  $ 1,642,683
------------------------------------------------------------------------------------------

* Information represents the share transactions of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


----
31

                                                                     Large-Cap Value
                                                  ----------------------------------------------------
                                                      Six Months Ended              Year Ended
                                                          12/31/03                    6/30/03
                                                  ------------------------  --------------------------
                                                       Shares        Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            490,608  $ 10,154,675    4,207,565  $  79,548,065
  Class B                                            107,754     2,201,840      158,627      2,892,232
  Class C                                            101,663     2,080,906      147,901      2,701,226
  Class R                                             61,202     1,274,480      135,048      2,492,166
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             47,457     1,078,683       56,950      1,011,999
  Class B                                                 --            --           --             --
  Class C                                                 --            --           --             --
  Class R                                              4,439       101,129        5,186         92,304
-------------------------------------------------------------------------------------------------------
                                                     813,123    16,891,713    4,711,277     88,737,992
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,908,574)  (39,773,050)  (9,012,293)  (165,771,964)
  Class B                                           (266,341)   (5,473,197)    (812,265)   (14,625,530)
  Class C                                           (183,659)   (3,760,319)    (551,070)   (10,003,415)
  Class R                                            (44,991)     (943,843)    (119,887)    (2,251,042)
-------------------------------------------------------------------------------------------------------
                                                  (2,403,565)  (49,950,409) (10,495,515)  (192,651,951)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,590,442) $(33,058,696)  (5,784,238) $(103,913,959)
-------------------------------------------------------------------------------------------------------

                                                                   Municipal and Stock
                                                  ----------------------------------------------------
                                                      Six Months Ended              Year Ended
                                                          12/31/03                    6/30/03
                                                  ------------------------  --------------------------
                                                       Shares        Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            107,572  $  2,262,776      142,491   $  2,862,426
  Class B                                             40,100       873,939       83,564      1,746,943
  Class C                                             39,361       865,633       30,486        635,325
  Class R                                              1,705        35,363          272          5,394
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             31,889       685,475       64,593      1,296,853
  Class B                                              3,214        70,885        8,867        185,391
  Class C                                              1,252        27,585        3,181         66,407
  Class R                                                318         6,730          589         11,645
-------------------------------------------------------------------------------------------------------
                                                     225,411     4,828,386      334,043      6,810,384
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (328,545)   (6,943,911)    (510,378)   (10,252,753)
  Class B                                           (192,828)   (4,242,443)    (404,586)    (8,425,050)
  Class C                                            (92,712)   (2,061,079)    (102,874)    (2,153,778)
  Class R                                             (4,800)      (98,504)      (2,120)       (42,089)
-------------------------------------------------------------------------------------------------------
                                                    (618,885)  (13,345,937)  (1,019,958)   (20,873,670)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (393,474) $ (8,517,551)    (685,915)  $(14,063,286)
-------------------------------------------------------------------------------------------------------


----
32

                                                                  Stock and Bond
                                                  ---------------------------------------------
                                                     Six Months Ended          Year Ended
                                                         12/31/03                6/30/03
                                                  ---------------------  ----------------------
                                                     Shares       Amount    Shares        Amount
------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           62,672  $ 1,484,891    92,214  $  1,974,090
  Class B                                           74,208    1,702,927   145,087     3,126,202
  Class C                                           52,859    1,229,746   135,588     2,921,125
  Class R                                           34,727      804,371    90,794     1,943,995
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                           14,599      340,694    26,783       579,697
  Class B                                            2,469       57,699     4,273        92,319
  Class C                                            1,110       25,971     1,872        40,469
  Class R                                            5,031      117,692     6,406       138,108
------------------------------------------------------------------------------------------------
                                                   247,675    5,763,991   503,017    10,816,005
------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (239,342)  (5,582,634) (328,507)   (7,099,492)
  Class B                                          (75,522)  (1,747,678) (166,673)   (3,566,168)
  Class C                                          (50,698)  (1,169,528)  (90,332)   (1,947,079)
  Class R                                          (11,969)    (277,511)  (13,762)     (298,887)
------------------------------------------------------------------------------------------------
                                                  (377,531)  (8,777,351) (599,274)  (12,911,626)
------------------------------------------------------------------------------------------------
Net increase (decrease)                           (129,856) $(3,013,360)  (96,257) $ (2,095,621)
------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities and U.S. Government and agency obligations for the six months ended December 31, 2003, were as follows:

                                            Multi-Cap    Large-Cap   Municipal   Stock and
                                                Value        Value   and Stock        Bond
------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $32,095,375 $240,686,496 $21,138,789 $17,343,958
  U.S. Government and agency obligations           --           --          --          --
Sales and maturities:
  Investment securities                     5,804,914  272,152,111  30,310,830  20,305,320
  U.S. Government and agency obligations           --           --          --   1,140,689
------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities, amortization of premium on debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2003, the cost of investments were as follows:

                      Multi-Cap     Large-Cap   Municipal   Stock and
                          Value         Value   and Stock        Bond
---------------------------------------------------------------------
Cost of investments $66,840,413  $477,086,458 $81,163,791 $54,317,982
---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2003, were as follows:

                                              Multi-Cap     Large-Cap    Municipal    Stock and
                                                  Value         Value    and Stock         Bond
-----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $11,481,680  $130,454,213  $12,257,984  $10,532,768
  Depreciation                              (8,079,683)     (479,688)  (1,273,382)    (101,101)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 3,401,997  $129,974,525  $10,984,602  $10,431,667
-----------------------------------------------------------------------------------------------


----
33

The tax components of undistributed net investment income and net realized gains at June 30, 2003, the Funds' last fiscal year end, were as follows:

                                          Multi-Cap Large-Cap Municipal Stock and
                                              Value     Value and Stock      Bond
---------------------------------------------------------------------------------
Undistributed net tax-exempt income        $     --  $     --  $     --  $     --
Undistributed net ordinary income*          763,877   878,744   108,157   266,366
Undistributed net long-term capital gains        --        --        --        --
---------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of Multi-Cap Value's distributions paid during the fiscal year ended March 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                           Multi-Cap
                                                               Value
            --------------------------------------------------------
            Distributions from net ordinary income*         $210,896
            Distributions from net long-term capital gains        --
            --------------------------------------------------------

* Net ordinary income includes net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended June 30, 2003, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                               Multi-Cap  Large-Cap  Municipal  Stock and
                                                  Value*      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $-- $       -- $1,717,781 $       --
Distributions from net ordinary income**              --  1,697,220    623,033  1,159,839
Distributions from net long-term capital gains        --         --         --    173,874
-----------------------------------------------------------------------------------------

*  For the period April 1, 2003 through June 30, 2003.
** Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

At June 30, 2003, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                          Multi-Cap   Large-Cap   Municipal  Stock and
                              Value       Value   and Stock       Bond
         -------------------------------------------------------------
         Expiration year:
           2009            $     -- $ 8,847,575 $        -- $       --
           2010                  --   4,045,175     368,520         --
           2011             391,803  74,180,551  10,907,448  4,388,763
         -------------------------------------------------------------
         Total             $391,803 $87,073,301 $11,275,968 $4,388,763
         -------------------------------------------------------------

The following Funds elected to defer net realized losses from investments incurred from November 1, 2002 through June 30, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the current fiscal year:

                          Large-Cap  Municipal  Stock and
                              Value  and Stock       Bond
                      -----------------------------------
                        $28,353,091 $5,705,910 $1,950,195
                      -----------------------------------


----
34

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                  Multi-Cap  Large-Cap  Municipal  Stock and
                                      Value      Value  and Stock       Bond
   --------------------------------------------------------------------------
   For the first $125 million         .8500%     .8500%     .7500%     .7500%
   For the next $125 million          .8375      .8375      .7375      .7375
   For the next $250 million          .8250      .8250      .7250      .7250
   For the next $500 million          .8125      .8125      .7125      .7125
   For the next $1 billion            .8000      .8000      .7000      .7000
   For net assets over $2 billion     .7750      .7750      .6750      .6750
   --------------------------------------------------------------------------

Prior to the Reorganization of Multi-Cap Value, the PBHG Fund paid a management fee of 1.00% of average daily net assets.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen Investments, Inc. owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen Investments, Inc. holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, and Stock and Bond, as well as the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets. Prior to the Reorganization, the PBHG Fund had an expense limitation of 1.25% of average daily net assets through September 25, 2002 and 1.50% of average daily net assets after September 25, 2002.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

During the six months ended December 31, 2003, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                  Multi-Cap Large-Cap Municipal Stock and
                                      Value     Value and Stock      Bond
       ------------------------------------------------------------------
       Sales charges collected     $106,365   $59,828   $50,933   $10,273
       Paid to authorized dealers    93,181    52,294    44,967     9,019
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                              Multi-Cap Large-Cap Municipal Stock and
                                  Value     Value and Stock      Bond
          -----------------------------------------------------------
          Commission advances $126,836   $37,397   $19,956   $11,747
          -----------------------------------------------------------


----
35

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2003, the Distributor retained such 12b-1 fees as follows:

                              Multi-Cap Large-Cap Municipal Stock and
                                  Value     Value and Stock      Bond
          -----------------------------------------------------------
          12b-1 fees retained  $22,200  $228,449  $101,005   $57,608
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2003, as follows:

                           Multi-Cap Large-Cap Municipal Stock and
                               Value     Value and Stock      Bond
             -----------------------------------------------------
             CDSC retained   $2,777   $54,963   $36,675   $16,632
             -----------------------------------------------------

6. Investment Composition

At December 31, 2003, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                   Multi-Cap  Large-Cap  Municipal  Stock and
                                       Value      Value  and Stock       Bond
 -----------------------------------------------------------------------------
 Consumer Discretionary                    7%        20%        10%        13%
 Consumer Staples                          8          5          3          3
 Education and Civic Organizations        --         --          8         --
 Energy                                   12         11          5          7
 Financials                               30         27         13         17
 Healthcare                                4          9         10          6
 Housing/Multifamily                      --         --          3         --
 Housing/Single Family                    --         --          3         --
 Industrials                               9         10          5          6
 Information Technology                   11          3          2          2
 Long-Term Care                           --         --          3         --
 Materials                                 9          5          2          3
 Repurchase Agreement                      7          2         --          3
 Tax Obligation/General                   --         --          5         --
 Tax Obligation/Limited                   --         --          9         --
 Telecommunication Services                2          3          1          2
 Transportation                           --         --          6         --
 U.S. Guaranteed                          --         --          6         34
 Utilities                                 1          5          6          3
 Other                                    --         --         --          1
 ----------------------------------------------------------------------------
                                         100%       100%       100%       100%
 ----------------------------------------------------------------------------

40% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on February 2, 2004, to shareholders of record on January 9, 2004, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0300
                           Class B               .0175
                           Class C               .0175
                           Class R               .0335

--------------------------------------------------------------------------------



----
36

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations         Less Distributions
                                               -----------------------------  ------------------------


MULTI-CAP VALUE



                                                                 Net
                                                           Realized/
                                                     Net  Unrealized
                                     Beginning   Invest-     Invest-              Net                   Ending
                                           Net      ment        ment          Invest-                      Net
                                         Asset    Income        Gain             ment  Capital           Asset     Total
                                         Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 2004(i)                                $14.60     $ .03      $ 2.67  $ 2.70    $  --   $ (.44) $ (.44) $16.86     18.70%
 4/01/03- 6/30/03                        11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                       11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 2004(i)                                 14.61      (.03)       2.67    2.64       --     (.44)   (.44)  16.81     18.23
 4/01/03- 6/30/03                        11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                       11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 2004(i)                                 14.62      (.03)       2.67    2.64       --     (.44)   (.44)  16.82     18.22
 4/01/03- 6/30/03                        11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                       11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 2004(i)                                 14.57       .03        2.63    2.66       --     (.44)   (.44)  16.79     18.78
 4/01/03- 6/30/03                        11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                               13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                    11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                               13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                               11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
   1999(g)                               10.01       .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
 11/04/97- 10/31/98(h)                   10.00       .02        (.01)    .01       --       --      --   10.01       .10
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                     --------------------------------------------------------------------------------
                                                Before Credit/           After            After Credit/
                                                Reimbursement       Reimbursement(c)     Reimbursement(d)
MULTI-CAP VALUE                              ------------------   ------------------   ------------------
                                                          Ratio                Ratio                Ratio
                                                         of Net               of Net               of Net
                                                        Invest-              Invest-              Invest-
                                                           ment                 ment                 ment
                                             Ratio of    Income   Ratio of    Income   Ratio of    Income
                                             Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                      Ending       to        to         to        to         to        to
                                         Net  Average   Average    Average   Average    Average   Average   Portfolio
                                      Assets      Net       Net        Net       Net        Net       Net    Turnover
                                       (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 2004(i)                             $27,431     1.49%*     .34%*     1.49%*     .34%*     1.49%*     .34%*        14%
 4/01/03- 6/30/03                      4,732     1.66*      .59*      1.66*      .59*      1.66*      .60*         13
 12/09/02- 3/31/03                       294     1.78*     (.07)*     1.75*     (.04)*     1.75*     (.04)*        52
Class B (12/02)
 2004(i)                               2,829     2.26*     (.38)*     2.26*     (.38)*     2.25*     (.38)*        14
 4/01/03- 6/30/03                        193     2.43*     (.08)*     2.43*     (.08)*     2.43*     (.08)*        13
 12/09/02- 3/31/03                        20     3.29*    (1.95)*     2.50*    (1.16)*     2.50*    (1.16)*        52
Class C (12/02)
 2004(i)                               8,537     2.24*     (.33)*     2.24*     (.33)*     2.24*     (.33)*        14
 4/01/03- 6/30/03                        416     2.44*     (.33)*     2.44*     (.33)*     2.44*     (.33)*        13
 12/09/02- 3/31/03                         2     2.50*     (.62)*     2.50*     (.62)*     2.50*     (.62)*        52
Class R (11/97)
 2004(i)                              31,791     1.27*      .37*      1.27*      .37*      1.27*      .37*         14
 4/01/03- 6/30/03                     26,777     1.41*      .56*      1.41*      .56*      1.41*      .56*         13
 Year Ended 3/31:
   2003(e)                            21,795     1.61       .37       1.36       .62       1.36       .62          52
 11/01/01- 3/31/02(f)                 25,505     2.21*     (.10)*     1.25*      .86*      1.25*      .86*         14
 Year Ended 10/31:
   2001(g)                            16,996     1.54       .25       1.25       .54       1.25       .54          66
   2000(g)                            29,547     1.66       .09       1.15       .60       1.15       .60          49
   1999(g)                            16,406     1.70      (.22)      1.22       .26       1.22       .26          26
 11/04/97- 10/31/98(h)                14,167     1.98*     (.41)*     1.16*      .42*      1.16*      .42*         23
----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f) Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g) Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(h) The NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.) commenced operations on November 4, 1997.
(i) For the six months ended December 31, 2003.



                                See accompanying notes to financial statements.

----
37

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE


                                                           Net
                                                     Realized/
                                               Net  Unrealized
                               Beginning   Invest-     Invest-              Net                   Ending              Ending
                                     Net      ment        ment          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004(e)                          $19.93     $ .05      $ 2.89  $ 2.94    $(.08)  $   --  $ (.08) $22.79     14.77% $477,580
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
 2000                              27.07       .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)  669,651
 1999                              26.50       .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37   793,546
Class B (8/96)
 2004(e)                           19.62      (.03)       2.84    2.81       --       --      --   22.43     14.32    59,466
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
 2000                              26.87       .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)   93,275
 1999                              26.47       .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52    95,174
Class C (8/96)
 2004(e)                           19.58      (.03)       2.84    2.81       --       --      --   22.39     14.35    46,305
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
 2000                              26.84       .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)   55,303
 1999                              26.43       .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58    41,071
Class R (8/96)
 2004(e)                           19.99       .07        2.91    2.98     (.13)      --    (.13)  22.84     14.93    19,694
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
 2000                              27.14       .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)   17,604
 1999                              26.52       .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71    16,904
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                       Ratios/Supplemental Data
                               -------------------------------------------------------------------------------
                                             Before Credit/             After              After Credit/
                                             Reimbursement         Reimbursement(c)       Reimbursement(d)
LARGE-CAP VALUE                          --------------------   --------------------   --------------------
                                              Ratio                  Ratio                  Ratio
                                             of Net                 of Net                 of Net
                                            Invest-                Invest-                Invest-
                               Ratio of        ment   Ratio of        ment   Ratio of        ment
                               Expenses      Income   Expenses      Income   Expenses      Income
                                     to   (Loss) to         to   (Loss) to         to   (Loss) to
                                Average     Average    Average     Average    Average     Average   Portfolio
                                    Net         Net        Net         Net        Net         Net    Turnover
Year Ended June 30,              Assets      Assets     Assets      Assets     Assets      Assets        Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004(e)                           1.40%*       .46%*     1.40%*       .46%*     1.40%*       .46%*        43%
 2003                              1.45         .45       1.45         .45       1.45         .45          90
 2002                              1.36         .33       1.36         .33       1.36         .33          81
 2001                              1.34         .62       1.33         .63       1.32         .64          90
 2000                              1.34         .82       1.30         .85       1.30         .86         155
 1999                              1.28         .72       1.24         .76       1.24         .76         134
Class B (8/96)
 2004(e)                           2.15*       (.29)*     2.15*       (.29)*     2.15*       (.29)*        43
 2003                              2.21        (.31)      2.21        (.31)      2.21        (.31)         90
 2002                              2.11        (.42)      2.11        (.42)      2.11        (.42)         81
 2001                              2.09        (.13)      2.08        (.11)      2.07        (.11)         90
 2000                              2.09         .08       2.06         .11       2.05         .12         155
 1999                              2.03        (.01)      1.99         .03       1.99         .03         134
Class C (8/96)
 2004(e)                           2.15*       (.29)*     2.15*       (.29)*     2.15*       (.29)*        43
 2003                              2.21        (.31)      2.21        (.31)      2.21        (.31)         90
 2002                              2.11        (.42)      2.11        (.42)      2.11        (.42)         81
 2001                              2.09        (.14)      2.07        (.13)      2.07        (.12)         90
 2000                              2.11         .06       2.07         .09       2.05         .10         155
 1999                              2.02         .01       1.98         .04       1.98         .04         134
Class R (8/96)
 2004(e)                           1.15*        .71*      1.15*        .71*      1.15*        .71*         43
 2003                              1.20         .70       1.20         .70       1.20         .70          90
 2002                              1.11         .58       1.11         .58       1.11         .58          81
 2001                              1.09         .86       1.08         .88       1.07         .88          90
 2000                              1.10        1.06       1.06        1.09       1.05        1.10         155
 1999                              1.03         .96        .99        1.00        .99        1.00         134
--------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) For the six months ended December 31, 2003.



                                See accompanying notes to financial statements.

----
38

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                 Beginning       Net    Invest-              Net                   Ending
                                       Net   Invest-       ment          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004(e)                            $20.79      $.27     $ 1.26  $ 1.53    $(.31)  $   --  $ (.31) $22.01      7.41%
 2003                                21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                25.45       .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999                                25.46       .62        .70    1.32     (.65)    (.68)  (1.33)  25.45      5.49
Class B (8/96)
 2004(e)                             21.63       .19       1.33    1.52     (.11)      --    (.11)  23.04      7.03
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                25.65       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999                                25.53       .46        .68    1.14     (.34)    (.68)  (1.02)  25.65      4.71
Class C (8/96)
 2004(e)                             21.61       .19       1.33    1.52     (.11)      --    (.11)  23.02      7.04
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                25.63       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999                                25.51       .45        .69    1.14     (.34)    (.68)  (1.02)  25.63      4.71
Class R (8/96)
 2004(e)                             20.46       .29       1.25    1.54     (.38)      --    (.38)  21.62      7.58
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                25.33       .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999                                25.39       .68        .71    1.39     (.77)    (.68)  (1.45)  25.33      5.81
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                              Ratios/Supplemental Data
                                 ---------------------------------------------------------------------------------
                                                       Before Credit/           After            After Credit/
                                                       Reimbursement       Reimbursement(c)     Reimbursement(d)
MUNICIPAL and STOCK                                 ------------------   ------------------   ------------------
                                                       Ratio                Ratio                Ratio
                                                      of Net               of Net               of Net
                                                     Invest-              Invest-              Invest-
                                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                                          Expenses    Income   Expenses    Income   Expenses    Income
                                   Ending       to        to         to        to         to        to
                                      Net  Average   Average    Average   Average    Average   Average   Portfolio
                                   Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended June 30,                 (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004(e)                         $ 59,137     1.29%*    2.44%*     1.25%*    2.49%*     1.24%*    2.49%*        23%
 2003                              59,780     1.35      2.34       1.25      2.44       1.24      2.45          38
 2002                              68,197     1.29      2.64       1.25      2.68       1.25      2.68          34
 2001                              85,586     1.26      2.96       1.24      2.98       1.24      2.98          37
 2000                              93,400     1.26      2.95       1.21      3.01       1.20      3.02          53
 1999                             123,917     1.23      2.49       1.19      2.52       1.19      2.52          52
Class B (8/96)
 2004(e)                           24,817     2.04*     1.70*      1.99*     1.74*      1.99*     1.74*         23
 2003                              26,534     2.10      1.60       2.00      1.71       1.99      1.71          38
 2002                              34,071     2.04      1.89       2.00      1.93       2.00      1.93          34
 2001                              41,641     2.01      2.22       1.99      2.23       1.99      2.23          37
 2000                              45,779     2.01      2.20       1.96      2.26       1.95      2.27          53
 1999                              52,718     1.98      1.80       1.94      1.83       1.94      1.83          52
Class C (8/96)
 2004(e)                            8,476     2.04*     1.70*      1.99*     1.74*      1.99*     1.75*         23
 2003                               9,083     2.10      1.59       2.00      1.69       1.99      1.70          38
 2002                              10,828     2.04      1.89       2.00      1.94       2.00      1.94          34
 2001                              14,302     2.01      2.22       1.99      2.23       1.99      2.23          37
 2000                              14,837     2.01      2.21       1.96      2.27       1.95      2.28          53
 1999                              20,498     1.98      1.76       1.94      1.80       1.94      1.80          52
Class R (8/96)
 2004(e)                              712     1.04*     2.69*      1.00*     2.74*       .99*     2.74*         23
 2003                                 731     1.10      2.58       1.00      2.69        .99      2.69          38
 2002                                 783     1.04      2.90       1.00      2.94       1.00      2.94          34
 2001                               1,120     1.01      3.21       1.00      3.22        .99      3.23          37
 2000                               1,111     1.01      3.20        .96      3.26        .95      3.26          53
 1999                               1,182      .98      2.72        .94      2.76        .94      2.77          52
-------------------------------------------------------------------------------------------------------------------

*  Annualized
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) For the six months ended December 31, 2003.

                                See accompanying notes to financial statements.

----
39

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                                 Investment Operations         Less Distributions
                                             ----------------------------  -------------------------


STOCK and BOND


                                                              Net
                                                        Realized/
                                                       Unrealized
                                   Beginning       Net    Invest-              Net                    Ending
                                         Net   Invest-       ment          Invest-                       Net
                                       Asset      ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value Income(a)     (Loss)    Total  Income    Gains    Total   Value Return(b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004(e)                              $22.72      $.19     $ 1.74  $ 1.93    $(.23)  $   --   $ (.23) $24.42      8.55%
 2003                                  23.48       .38       (.65)   (.27)    (.43)    (.06)    (.49)  22.72      (.99)
 2002                                  25.25       .44      (1.73)  (1.29)    (.47)    (.01)    (.48)  23.48     (5.14)
 2001                                  25.20       .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18       .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
 1999                                  26.39       .58       1.93    2.51     (.57)   (1.15)   (1.72)  27.18     10.21
Class B (8/96)
 2004(e)                               22.72       .10       1.75    1.85     (.15)      --     (.15)  24.42      8.15
 2003                                  23.48       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.72     (1.73)
 2002                                  25.25       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
 1999                                  26.39       .39       1.93    2.32     (.38)   (1.15)   (1.53)  27.18      9.39
Class C (8/96)
 2004(e)                               22.73       .10       1.75    1.85     (.15)      --     (.15)  24.43      8.15
 2003                                  23.49       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.73     (1.73)
 2002                                  25.26       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
 1999                                  26.39       .40       1.93    2.33     (.38)   (1.15)   (1.53)  27.19      9.39
Class R (8/96)
 2004(e)                               22.72       .22       1.74    1.96     (.26)      --     (.26)  24.42      8.68
 2003                                  23.47       .44       (.64)   (.20)    (.49)    (.06)    (.55)  22.72      (.70)
 2002                                  25.24       .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19       .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18       .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
 1999                                  26.39       .65       1.93    2.58     (.64)   (1.15)   (1.79)  27.18     10.48
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                               Ratios/Supplemental Data
                                   --------------------------------------------------------------------------------
                                                        Before Credit/           After            After Credit/
                                                        Reimbursement       Reimbursement(c)     Reimbursement(d)
STOCK and BOND                                       ------------------   ------------------   ------------------
                                                        Ratio                Ratio                Ratio
                                                       of Net               of Net               of Net
                                                      Invest-              Invest-              Invest-
                                           Ratio of      ment   Ratio of      ment   Ratio of      ment
                                           Expenses    Income   Expenses    Income   Expenses    Income
                                    Ending       to        to         to        to         to        to
                                       Net  Average   Average    Average   Average    Average   Average   Portfolio
                                    Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended June 30,                  (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004(e)                           $35,543     1.38%*    1.52%*     1.25%*    1.65%*     1.25%*    1.65%*        28%
 2003                               36,751     1.38      1.64       1.25      1.77       1.25      1.77          68
 2002                               42,907     1.40      1.61       1.25      1.76       1.24      1.77          82
 2001                               49,030     1.41      2.04       1.25      2.20       1.24      2.21          73
 2000                               52,470     1.38      2.50       1.21      2.66       1.20      2.67          81
 1999                               67,512     1.36      2.10       1.19      2.27       1.19      2.27          96
Class B (8/96)
 2004(e)                            13,199     2.13*      .77*      1.99*      .90*      1.99*      .90*         28
 2003                               12,255     2.13       .89       2.00      1.02       2.00      1.02          68
 2002                               13,067     2.15       .86       2.00      1.01       1.99      1.02          82
 2001                               12,243     2.15      1.28       2.00      1.43       1.99      1.44          73
 2000                               11,200     2.13      1.76       1.96      1.92       1.95      1.93          81
 1999                               12,856     2.11      1.38       1.94      1.54       1.94      1.54          96
Class C (8/96)
 2004(e)                             8,185     2.13*      .77*      1.99*      .90*      1.99*      .90*         28
 2003                                7,541     2.13       .90       2.00      1.03       2.00      1.03          68
 2002                                6,686     2.15       .86       2.00      1.01       1.99      1.02          82
 2001                                6,498     2.15      1.29       2.00      1.44       1.99      1.45          73
 2000                                6,620     2.13      1.76       1.96      1.93       1.95      1.93          81
 1999                                7,142     2.10      1.38       1.94      1.54       1.94      1.55          96
Class R (8/96)
 2004(e)                             8,254     1.13*     1.76*      1.00*     1.90*      1.00*     1.90*         28
 2003                                7,048     1.13      1.90       1.00      2.03       1.00      2.03          68
 2002                                5,324     1.15      1.86       1.00      2.01        .99      2.02          82
 2001                                5,396     1.15      2.27       1.00      2.42        .99      2.43          73
 2000                                4,625     1.13      2.74        .96      2.91        .95      2.92          81
 1999                                4,445     1.11      2.37        .94      2.53        .94      2.53          96
--------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) For the six months end December 31, 2003.



                                See accompanying notes to financial statements.

----
40

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Auditors       Nuveen Investor Services
Sub-Advisers                        PricewaterhouseCoopers LLP P.O. Box 8530
NWQ Investment Management           Chicago, IL                Boston, MA 02266-8530
Company, LLC                                                   (800) 257-8787
2049 Century Park East              Custodian
Los Angeles, CA 90067               State Street Bank & Trust
Institutional Capital Corporation   Boston, MA
225 West Wacker Drive
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Price/Earnings Ratio (P/E Ratio): The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. The average of the price/earnings ratio of a Fund is a weighted average of all the current P/E ratios of the stocks in a mutual fund's portfolio.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.




================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
41

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $95 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MSA-GRINC-1203D

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date March 5, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date March 5, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date March 5, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.